Filed with the Securities and Exchange Commission on December 29, 2023

Securities Act of 1933 File No. 333-180308

Investment Company Act of 1940 File No. 811-22680

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 246

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 249

(Check appropriate box or boxes)

ULTIMUS MANAGERS TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Karen Jacoppo-Wood

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Nicole M. Crum

Sullivan & Worcester LLP

1666 K Street, NW, Suite 700

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ X /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Westwood Funds

Prospectus

February [28], 2024

Institutional Shares, A Class Shares, C Class Shares

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Global Real Estate Fund (formerly, Westwood Salient Global Real Estate Fund)	KIRYX	KIRAX	KIRCX

The U.S. Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Page
WESTWOOD GLOBAL REAL ESTATE FUND (FORMERLY, WESTWOOD SALIENT GLOBAL REAL ESTATE FUND)	[●]
Investment Objective	[●]
Fees and Expenses of the Fund	[●]
Principal Investment Strategies	[●]
Principal Risks	[●]
Performance Information	[●]
Investment Advisor/Portfolio Manager	[●]
Purchase and Sale of Fund Shares	[●]
Tax Information	[●]
Payments to Broker-Dealers and Other Financial Intermediaries	[●]
Investment Restrictions	[●]
Additional Investment Strategies and Risks	[●]
Discussion of Principal and Non-Principal Risks	[●]
Management of the Fund	[●]
Board of Trustees Oversight	[●]
Investment Advisor	[●]
Management Fees	[●]
Fee Waivers and Expense Limitations	[●]
Portfolio Manager	[●]
Other Information about the Investment Advisor and Portfolio Manager	[●]
Additional Information About Fund Expenses	[●]
The Administrator and Transfer Agent	[●]
The Distributor	[●]
Valuation of Shares	[●]
Purchasing, Selling and Exchanging Shares	[●]
How to Choose a Share Class	[●]
Eligible Investors	[●]
How to Purchase Fund Shares	[●]
How to Sell Your Fund Shares	[●]
How to Exchange Fund Shares	[●]
Sales Charges	[●]
Front-End Sales Charges – A Class Shares	[●]
Contingent Deferred Sales Charges	[●]
Payments to Financial Intermediaries	[●]
Distribution Plan	[●]
Administrative Services Plan	[●]
Other Payments by the Fund	[●]
Payments by the Advisor	[●]
Other Policies	[●]
Excessive Trading Policies and Procedures	[●]
Customer Identification and Verification	[●]
Anti-Money Laundering Program	[●]
Unclaimed Property	[●]
Dividends, Distributions and Taxes	[●]
Dividends and Distributions	[●]
Taxes	[●]
Portfolio Holdings Disclosure	[●]
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Additional Information	[●]
Financial Highlights	[●]
Privacy Policy	[●]
How to Obtain More Information About the Fund	Back Cover
Description of Market Indices	Appendix A
Intermediary-Specific Sales Charge Discounts and Waivers	Appendix B

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Westwood Global Real Estate Fund (formerly, Westwood Salient Global Real Estate Fund)

Investment Objective

The Westwood Global Real Estate Fund (the “Fund”) seeks total return from both capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Purchasing, Selling and Exchanging Shares” section starting on page [●] of the Fund’s prospectus, “Sales Charges” section starting on page [●] of the Fund’s prospectus and “Additional Services and Programs” section starting on page [●] of the Fund’s statement of additional information (“SAI”). Shares of the Fund are available in other share classes with different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (load) on purchases (as a percentage of offering price)	None	3.00%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None(1)	1.00%(2)

(1) A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge ("CDSC") if redeemed within 18 months of purchase.

(2) C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	A Class Shares	C Class Shares
Management Fee	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	N/A	0.25%	0.75%
Other Expenses
Administrative Services Plan Fees	0.05%	0.20%	0.25%
Other Operating Expenses	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses	[●]%	[●]%	[●]%
Fee Waiver and/or Expense Reimbursement[1]	([●]%)	([●]%)	([●]%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[●]%	[●]%	[●]%

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(1)	The Fund’s investment advisor, Westwood Management Corp. (the “Advisor”) waived 0.25% of the Fund’s management fee until May 1, 2023 and reduced the management fee from 0.95% to 0.70% effective as of May 1, 2023. Additionally, the Advisor has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”) from exceeding 1.10% of the Fund’s Institutional Shares’ average daily net assets, 1.50% of the Fund’s A Class Shares’ average daily net assets, and 2.05% of the Fund’s C Class Shares’ average daily net assets, until [March 1, 2025]. In addition, the Advisor may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This fee waiver and expense reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Advisor, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on [March 1, 2025]. This fee waiver and expense reimbursement agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated.

Examples

These Examples are intended to help you compare the costs of investing in Institutional Shares, A Class Shares, and C Class Shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses and waive fees remains in effect until [March 1, 2025].

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$[●]	$[●]	$[●]
3 Years	$[●]	$[●]	$[●]
5 Years	$[●]	$[●]	$[●]
10 Years	$[●]	$[●]	$[●]

You would pay the following expenses if you did not redeem your shares:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$[●]	$[●]	$[●]
3 Years	$[●]	$[●]	$[●]
5 Years	$[●]	$[●]	$[●]
10 Years	$[●]	$[●]	$[●]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [●]% of the average value of its portfolio.

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Principal Investment Strategies

Under normal conditions, the Fund invests at least 80%, and usually substantially all, of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities in at least three different countries. The Fund may invest in equity securities, limited partnership interests, exchange-traded funds (“ETFs”), American Depositary Receipts and European Depositary Receipts. The Fund may invest in securities of companies having any capitalization.

The Fund will also invest, under normal circumstances, at least 40% of its Net Assets in securities of real estate industry companies that are economically tied to countries outside the United States (or, if less, at least the percentage of Net Assets that is 5% less than the percentage of the FTSE EPRA NAREIT Developed Index, represented by real estate industry companies that are economically tied to countries outside the United States, as determined by the provider of the index). The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund is not limited in the extent to which it may invest in emerging market companies.

The Advisor allocates the Fund’s assets among securities of countries and in currency denominations that the Advisor expects to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the Advisor utilizes fundamental real estate analysis and quantitative analysis to select investments for the Fund, including analyzing a company’s management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company’s properties, calculating relative return potential, and assessing the impacts of unexpected economic events such as major recessions, significant geopolitical events or pandemics.

Fundamental analysis is a method of analysis that evaluates the financial characteristics of an investment opportunity with projections of the future in potential metrics like cash generation and policy, revenue and earnings growth, margins and balance sheet/liability management. For core real estate fundamentals, the Advisor evaluates characteristics like occupancy, tenant concentration and maturity schedule.

Market and macro fundamental analysis also includes metrics like new supply in operating markets and sub-markets for real estate, and current market lease terms including headline rental rates. For macro analysis, the Advisor evaluates interest rate policy, economic growth rates, inflation conditions, and housing market conditions as part of the investment positioning and input.

Quantitative analysis is a method of analysis that uses current and historical data to point to potential investments in a large opportunity set, for which the Advisor then performs fundamental analysis for final selection and evaluation. Any quantitative analysis is overseen and reviewed by the Advisor on an ongoing basis.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Real Estate Securities and REITs Risk: The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by

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borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund’s investment in REITs is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants. Treasury Regulations make available to Fund shareholders, on a pass-through basis, the same tax deduction for qualified business income based on dividends received from REITs that is available to individuals who invest directly in REITs.

Foreign Securities Risk: Foreign investments often involve special risks that are not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•	Political and economic developments may also adversely impact the value of foreign securities.

•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Overseas Exchanges Risk: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and

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other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk: The Fund concentrates its investments in issuers of the real estate industry to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter (“OTC”) market. These contracts also involve exposure to credit risk since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Emerging Market and Frontier Market Risk: Emerging market and frontier market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange

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specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Hedging Risk: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mortgage-Related and Other Asset-Backed Securities Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Restricted and Illiquid Securities Risk: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when the Advisor might wish to sell, which means that the Fund could lose

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money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Fund by showing changes in the performance of the Institutional Class of the Fund for 1 year, 5 years and 10 years compared with those of the FTSE EPRA/NAREIT Developed Index, the benchmark index selected for the Fund, The Fund is the successor to the Predecessor Fund through a reorganization with the Fund on November 18, 2022 (the “Reorganization”). The Fund commenced operations after the Reorganization. The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Institutional Class, Class A and Class C shares of the Predecessor Fund. In connection with the Reorganization, Institutional Class, Class A and Class C shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares and C Class Shares of the Fund, respectively. In addition, Investor Class shares of the Predecessor Fund were exchanged for A Class Shares of the Fund. Additional information about all indices is included in the “Description of Market Indices” Appendix A to the Fund’s prospectus. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment advisor to the Fund and the Predecessor Fund had not agreed to waive or reimburse certain Fund or Predecessor Fund expenses during the period shown, if applicable, the Fund's and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The Predecessor Fund began operations as the Kensington International Real Estate Fund, an investment portfolio of The Kensington Funds. On June 12, 2009, the Kensington International Real Estate Fund was reorganized as the Predecessor Fund, a new series of Forward Funds. In connection with that reorganization, the Predecessor Fund changed its investment advisor to Forward Management, LLC d/b/a Salient. Effective August 21, 2018, the Salient International Real Estate Fund changed its name to the Predecessor Fund. Effective as of August 22, 2018, the Salient Tactical Real Estate Fund was reorganized into the Predecessor Fund. Following the Reorganization, the Predecessor Fund was reorganized as the Fund.

The following bar chart shows the performance of the Fund’s and the Predecessor Fund’s Institutional Shares. The returns for the Fund’s A Class Shares and C Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

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Calendar Year Total Returns—Institutional Shares* [to be updated with 2023 data]

* The Fund’s year-to-date return through December 31, 2023 was [●]%.

Best Quarter – December 31, 2022	18.15%
Worst Quarter – March 31, 2020	(30.84%)

Average Annual Total Returns

For the period ended December 31, 2023

	1 Year	5 Years	10 Years
Westwood Global Real Estate Fund – Institutional Shares (Inception: 4/28/06)
Return Before Taxes	[●]%	[●]%	[●]%
Return After Taxes on Distributions	[●]%	[●]%	[●]%
Return After Taxes on Distributions and Sale of Fund Shares	[●]%	[●]%	[●]%
Westwood Global Real Estate Fund – A Class Shares (Inception: 4/28/06)
Return Before Taxes	[●]%	[●]%	[●]%
Westwood Global Real Estate Fund – C Class Shares (Inception: 4/28/06)
Return Before Taxes	[●]%	[●]%	[●]%
FTSE EPRA/NAREIT Developed Index	[●]%	[●]%	[●]%
MSCI World Index	[●]%	[●]%	[●]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

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Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Investment Advisor/Portfolio Manager

Westwood Management Corp. serves as investment advisor to the Fund. The Fund is managed by John D. Palmer, Senior Vice President and Portfolio Manager at the Advisor. Mr. Palmer has ultimate responsibility for all Fund investment decisions. Mr. Palmer has served as the sole portfolio manager to the Fund, including while portfolio manager to the Predecessor Fund, since May 2021.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open).

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Investment Minimum and Eligible Investors

Institutional Shares

To purchase Institutional Shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

Institutional Shares of the Funds are offered exclusively to:

•	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

•	Defined benefit retirement plans, endowments or foundations;

•	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

•	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

•	Insurance companies;

•	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions; and

•	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares

To purchase A Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

C Class Shares

To purchase C Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

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Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including the Advisor) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Restrictions

All percentage restrictions referenced in this prospectus or the associated statement of additional Information (“SAI”) are measured at the time of investment, whether or not the particular percentage restriction uses such language. If a percentage restriction on investment or use of assets discussed in any prospectus related to the Fund is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Investment Strategies and Risks

In addition to the principal investment strategies and risks identified above, the Fund may employ the following techniques in pursuing their investment objectives.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Changes of Investment Objectives and Investment Policies

The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without a vote of the holders of majority of the outstanding shares of the Fund.

As discussed in the “Fund Summary” section above, the Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Fund may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, the Fund may not follow its principal investment strategy. Under such conditions, the Fund may invest without limit in money market securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on the Fund’s ability to achieve its investment objective. Although the issuers of certain federal agency securities or government-sponsored entity securities in which the Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored

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entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund’s expenses or to permit the Fund to meet redemption requests. The Fund also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Fund to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities.

Other Investments Techniques and Risks

The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please review the SAI for more information about the additional types of securities in which the Fund may invest and their associated risks.

Additional Information Regarding the Security Selection Process

As part of analysis in its security selection process, among other factors, the Fund’s Advisor also evaluates whether environmental, social and governance (“ESG”) factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the Advisor as an additional input in its primary analysis.

Discussion of Principal and Non-Principal Risks

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on the Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of the Fund. The Fund may be subject to additional risks other than those described because the types of investment made by the Fund may change over time. Because the Fund may invest in other investment companies, it will be subject to the same risks of the other investment companies to the extent of its investment. For additional information regarding risks of investing in the Fund, please see the SAI.

Risks:	Westwood Global Real Estate Fund
Borrowing Risk	P
Cash and Cash Equivalents Risk	NP
Concentration Risk	P
Counterparty Risk	P
Currency Risk	P
Debt Instruments Risk	NP
Depositary Receipts Risk	P
Derivatives Risk	NP
Emerging Market and Frontier Market Risk	P
Equity Securities Risk	P
Exchange-Traded Funds (“ETFs”) Risk	P
Exchange-Traded Notes (“ETNs”) Risk	NP
Foreign Securities Risk	P
Hedging Risk	P
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Investment in Money Market Mutual Funds Risk	NP
Leverage Risk	NP
Liquidity Risk	P
Lower-Rated Debt Securities (“Junk Bonds”) Risk	NP
Manager Risk	P
Market Events Risk	P
Market Risk	P
Model and Data Risk	NP
Mortgage-Related and Other Asset-Backed Securities Risk	P
Non-Diversification Risk	NP
Overseas Exchanges Risk	P
Portfolio Turnover Risk	P
Real Estate Securities and REITs Risk	P
Restricted and Illiquid Securities Risk	P
Short Sale Risk	NP
Small and Medium Capitalization Stocks Risk	P
Tax Risk	NP
Volatility Risk	NP

P = Principal Risk

NP = Non-Principal Risk

Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in the Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Your investment may be subject to the risks described below if you invest in the Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about the Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s SAI.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance.

As an overall matter, instability in the financial markets has led many governments, including the United States Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the

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Fund to greater market and liquidity risk, increased transaction costs and potential difficulty in valuing portfolio instruments held by the Fund.

The Fund’s principal risk factors are listed below. Certain risk factors apply only to a particular Fund, as noted. Unless so noted, risk factors apply to the Fund. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Borrowing Risk

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of the Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. Successful use of borrowing depends on the ability of the Advisor to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which may fluctuate with changing market rates of interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Some of the Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described below. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund.

Cash and Cash Equivalents Risk

It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Concentration Risk

Certain Funds may concentrate their investments in issuers of one or more particular industries or geographic regions to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector or geographic region) will perform poorly and negatively impact such Funds. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry or geographic region. The risk of concentrating investments in a limited number of issuers in a particular industry or geographic region is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry or geographic region than a mutual fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These

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contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Debt Instruments Risk

Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa), or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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•	Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor. For such a Fund, the yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. Investors should note that following a period of interest rates near historical lows, the U.S. Federal Reserve Board (the “Fed”) has recently increased the federal funds rate and indicated it intends to further raise the federal funds rate in the future, which will likely cause interest rates to rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the market and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. Increases in interest rates may lead to heightened Fund redemption activity, which may cause the Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance.

•	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Depositary Receipts Risk

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk

The Fund may invest in derivatives, which are financial instruments whose value is based on the value of another security or index. These instruments include futures contracts, options, options on futures contracts, forward contracts, swap agreements, structured securities, when-issued and forward commitment securities, and similar instruments. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is linked to foreign currencies. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated

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with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. The Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by Westwood (the “Advisor”), or, if available, that such techniques will be utilized by Westwood, as appropriate.

The market value of derivative instruments may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In this regard, the Fund may seek to achieve its investment objective, in part, by investing in derivatives that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of the Fund are not generally designed or expected to produce returns that replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors that may prevent the Fund, or the derivatives or other strategies used by the Fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests. These factors include the possibility that the Fund’s commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index. Privately negotiated derivatives may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and Westwood may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If Westwood inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Additional future regulation of derivatives may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives.

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Rule 18f-4 under the 1940 Act, regulates registered investment companies’ use of derivatives and certain related instruments. Rule 18f-4 requires certain funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. Rule 18f-4 limits a fund’s derivative exposure through a value-at-risk limit.

Forward and Futures Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving a fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. The Fund may use forward contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund’s Advisor and/or the Sub-Advisor, as appropriate, anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objectives, such as when the Advisor and/or the Sub-Advisor, as appropriate, anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

The successful use of forward and futures contracts draws upon Westwood, skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s and/or the Sub-Advisor’s, as appropriate inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options and Options on Futures

An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may buy and write (sell) covered and uncovered put and call options on futures contracts and securities that are traded on U.S. and foreign securities exchanges and in OTC markets. With respect to its investments in options on securities, the Fund may write and buy options on the same types of securities or instruments that the Fund may purchase directly. It may also utilize options contracts that can be exercised at any time between the time of purchase and the expiration date and options contracts that can be exercised only on the expiration date. With respect to the Fund’s use of put and call options on futures contracts, the Fund is given the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. With all options transactions, securities will be segregated to cover applicable margin requirements on the contracts. Depending on the pricing of the option compared to either the price of the security or futures contract upon which it is based, ownership of the option may or may not be less risky than ownership of the security, futures contract or underlying instrument.

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Swap Agreements

A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the

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remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

The SAI provides additional information on the types of derivative instruments in which the Fund may invest and their associated risks.

Emerging Market and Frontier Market Risk

The Fund may invest in emerging market and frontier market securities. Emerging market and frontier market securities may offer greater investment value, but they may present greater investment risks than investing in the securities of companies in developed markets. Emerging market and frontier market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, investments in emerging market and frontier market securities are subject to the following risks:

•	Greater likelihood of economic, political or social instability;
•	Less liquid and more volatile stock markets;
•	Lower trading volume of markets;
•	Greater possibility of expropriation, nationalization, confiscatory taxation or foreign exchange controls;
•	Governmental restrictions on currency conversion or trading;
•	Difficulties in accurately valuing emerging market and frontier market securities or selling them at their fair value, especially in down markets;
•	Greater possibility of imposition of international sanctions or embargoes on emerging market or frontier market countries;
•	A lack of government regulation and different legal systems, which may result in difficulty in enforcing judgments;
•	The contagious effect of market or economic setbacks in one country on another emerging market country;
•	Immature economic structures;
•	The availability of less information about emerging market and frontier market companies because of less rigorous accounting and regulatory standards; and
•	Less ability of emerging market and frontier market companies to restructure or refinance borrowings.

Equity Securities Risk

The Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which the Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

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The Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to the Fund.

Exchange-Traded Funds (“ETFs”) Risk

Because the Fund invests in exchange-traded funds (“ETFs”) and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Additionally, a shareholder may indirectly bear brokerage costs incurred by the Fund that purchases ETFs.

Under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs and other investment companies beyond the general limitations imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Exchange-Traded Notes (“ETNs”) Risk

The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. A Fund that invests in ETNs will bear its proportionate share of any fees and expenses associated with investment in such securities, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for the Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk

The Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

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•	Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

•	Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

•	Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Hedging Risk

The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s Advisor does not expect or if the Fund cannot close out its position in a hedging instrument.

Investment in Money Market Mutual Funds Risk

The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose a fee upon redemption or may temporarily suspend redemptions if the fund’s liquidity falls below required minimum because of market conditions or other factors. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Leverage Risk

If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund

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uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund’s Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Lower-Rated Debt Securities (“Junk Bonds”) Risk

Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk, and to the extent the Fund concentrates its investments in junk bonds, such Fund may be subject to substantial credit risk. Although they may offer higher yields than higher-rated securities, high-risk, lower-rated debt securities, and comparable unrated debt securities generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities, which could substantially adversely affect the market value of the security. Issuers of junk bonds may be more susceptible than other issuers to economic downturns, periods of rising interest rates or individual corporate developments, which could adversely affect the value and market for these securities. In particular, lower-rated and comparable unrated debt securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the markets in which lower-rated and comparable unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing its portfolios.

Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit quality in the high yield bond market can change suddenly and unexpectedly, and credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated. As a result, even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Fund’s Advisor may or may not rely solely on ratings issued by established credit rating agencies, and may utilize these ratings in conjunction with their own independent and ongoing credit analysis.

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Manager Risk

If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates had been historically low in recent years in the United States and abroad, the Fed has recently increased the federal funds rate and any decision by the Fed to further adjust the target federal funds rate in the future, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020, regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021, and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit

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may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the COVID-19 pandemic stretched the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

The United States responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets.

As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed continues to raise the Fed funds rate, there is a risk that interest rates will continue to rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of the Fund’s investments, and the Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

Political and military events, including in Ukraine, North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February 2022, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial

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negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

In addition, the Fund may rely on various third-party sources to calculate their respective net asset values. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its net asset values, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Model and Data Risk

Given the complexity of the investments and strategies of the Fund, the Fund’s Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Mortgage-Related and Other Asset-Backed Securities Risk

A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that the Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

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The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. Government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Fund’s investments in securities in the mortgage industry as a whole.

Non-Diversification Risk

A Fund may be non-diversified. Because a Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Overseas Exchanges Risk

The Fund may engage in transactions on a number of overseas stock exchanges. Market practices relating to clearance and settlement of securities transactions and custody of assets can potentially pose an increased risk to the Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result, affect the calculation of the Fund’s net asset value per share).

The Fund may engage in transactions in the stock markets of emerging market countries. Emerging market country stock markets, in general, are less liquid, smaller, and less regulated than many of the developed country stock markets. Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Portfolio Turnover Risk

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. The Fund’s portfolio turnover rate will vary from year to year.

Real Estate Securities and REITs Risk

A Fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities.

Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the REIT’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority

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of the interests of the REIT. These REIT structures may also contain provisions which would delay or make a change in control of the REIT difficult.

Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

Securities of companies in the real estate industry have been and may continue to be negatively affected by the COVID-19 pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.

Restricted and Illiquid Securities Risk

Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, the Fund may not be able to sell the security at a time and/or price at which the Advisor and/or the Sub-Advisor, as appropriate, might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.

Restricted securities are securities that are subject to legal or contractual restrictions on resale and include equity or fixed-income securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States. Restricted securities may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Short Sale Risk

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC positions under the 1940 Act. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities or the price of the security is otherwise rising, a “short squeeze” could occur, causing the security’s price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile. In rising securities markets, the Fund’s risk of loss related to short selling will be greater than in declining securities markets. Over time, securities markets have risen more often than they have declined.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.

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Small and Medium Capitalization Stocks Risk

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength. Small capitalization stocks may be traded OTC or listed on an exchange.

Tax Risk

The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of the Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Management of the Fund

Board of Trustees Oversight

Ultimus Managers Trust’s (the “Trust”) Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of the Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with the Advisor and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Fund. The Board (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is

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specifically disclosed in the Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Fund section of the Fund’s SAI.

Investment Advisor

Westwood Management Corp., a New York corporation formed in 1983 (“Westwood” or an “Advisor”), serves as investment advisor to the Fund, and other registered investment companies. Westwood’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company (“Westwood Holdings”). As of December 31, 2023, Westwood had approximately $[●] billion of assets under management. Additional information about Westwood can be found in the Fund’s SAI. Westwood makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund. Westwood is a registered investment advisor.

Westwood manages the Fund in accordance with the investment objective, policies, and restrictions of the Fund, subject to general supervision of the Board. Westwood directly manages the assets of the Fund without the use of a sub-advisor. Westwood also provides the Fund with ongoing management supervision and policy direction.

Westwood is responsible for monitoring and coordinating the overall management of the Fund. Westwood reviews the Fund’s portfolio holdings.

Prior to the Reorganization, Forward Management, LLC d/b/a Salient (“Salient Management”) served as investment advisor to the Salient Global Real Estate Fund.

Management Fees

For its services to the Fund, Westwood is entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the applicable Fund, as set forth below:

Fund	Advisor	Advisory Fee
Westwood Global Real Estate Fund	Westwood	0.70%*

* The Board approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to reduce the management fees payable by the Fund from 0.95% to 0.70% of the average daily net assets of the Fund, effective May 1, 2023.

Fee Waivers and Expense Limitations

Westwood Global Real Estate Fund

Westwood has contractually agreed to reduce its fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Fund. The Advisor waived 0.25% of the Fund’s management fee until May 1, 2023 and reduced the management fee from 0.95% to 0.70% effective as of May 1, 2023.

Institutional Shares	1.10%
A Class Shares	1.50%
C Class Shares	2.05%

Unless terminated earlier by the Board, the above contractual fees and expenses reimbursement agreements shall continue in effect until, but may be terminated by the Advisor effective, at the close of business, on [March 1, 2025].

The Advisor may receive from a share class of the Fund the difference between the share class’s total annual Fund operating expenses (not including excluded expenses) and the share class’s expense cap to

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recoup all or a portion of its prior fee reductions or expense reimbursements (other than management fee waivers pursuant to the Management Fee Waiver Agreement for the Fund made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

During the most recent fiscal period ended October 31, 2023, the Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Advisor as set for below:

Fund	Advisor	Advisory Fees Paid
Westwood Global Real Estate Fund	Westwood Management Corp.	[●]%

Portfolio Manager

Westwood Global Real Estate Fund

The Westwood Global Real Estate Fund is managed by and all investment decisions are made by:

John D. Palmer, Senior Vice President and Portfolio Manager at Westwood. Prior to the Reorganization, Mr. Palmer led the investment team of the Fund’s Predecessor Fund and has acted as sole portfolio manager of the Fund, including while sole portfolio manager for the Predecessor Fund, since May 2021. Mr. Palmer was a member of the real estate team and a Portfolio Manager at Salient Management. Mr. Palmer was a member of the real estate team from September 2013 until the Reorganization. Prior to joining Salient Management, Mr. Palmer evaluated and executed strategic acquisitions of wealth management firms at Focus Financial Partners. Previously, he evaluated privately held bank and thrift investment opportunities at Belvedere Capital Partners, a financial services-focused private equity firm. Mr. Palmer began his career at RBC Capital Markets, executing mergers and acquisitions as well as equity and debt transactions primarily for financial services sector clients.

Other Information about the Investment Advisor and Portfolio Manager

The SAI contains additional information about portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

A discussion of the factors considered by the Board in its approval of the Fund’s investment advisory agreement with Westwood, including the Board’s conclusions with respect thereto, is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2023.

Additional Information About Fund Expenses

The Fund’s annual operating expenses will likely vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be higher than the expenses listed in the Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are in place and are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as Fund tax expenses.

The “Other Expenses” line item in the Fund’s “Annual fund operating expenses” table consists of annual Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency and recordkeeping fees.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii)

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recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The Fund’s SAI has more detailed information about Westwood and other service providers to the Fund.

Valuation of Shares

The NAV of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined by the Advisor, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies that are not listed on an exchange the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Your order to purchase or redeem shares is priced at the NAV per share next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

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Purchasing, Selling and Exchanging Shares

How to Choose a Share Class

The Fund offers the following classes of shares to investors:

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Global Real Estate Fund	Yes	Yes	Yes

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of Institutional Shares, A Class Shares and C Class Shares . Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Investment Minimum/Eligible Investors	Features
Institutional Shares

Initial Investment: $100,000

Subsequent Investments: None

Eligible Investors: Institutional Shares of the Fund are offered exclusively to:

•          Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

•          Defined benefit retirement plans, endowments, or foundations;

•          Banks and trust companies or law firms acting as trustee or manager for trust accounts;

•          Investors who purchase shares through asset-based fee programs available through financial intermediaries;

•          Insurance companies; and

•          Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

•          Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

Front-End Sales Charge: None

Contingent Deferred Sales Charge (“CDSC”): None

Rule 12b-1 Fee: None

Administrative Services Plan Fee: Up to 0.05% for the Fund . See “Administrative Services Plan” section below.

A Class Shares	Initial Investment: $1,000 Subsequent Investments: None Eligible Investors: Anyone

Front-End Sales Charge: Yes, as described in the section “Sales Charges.” Maximum charge of 3.00%

Contingent Deferred Sales Charge: Purchases of $250,000 or more, may be subject to a 1.00% CDSC if redeemed within 18 months of purchase; provided, however, for those A Class Shares that were acquired in connection with the Reorganization, the CDSC applies if redeemed within 12 months of purchase. See the “Contingent Deferred Sales Charges” section.

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Rule 12b-1 Fee: 0.25% Administrative Services Plan Fee: Up to 0.20% for the Fund . See “Administrative Services Plan” section below.
C Class Shares	Initial Investment: $1,000 Subsequent Investments: None Eligible Investors: Anyone

Front-End Sales Charge: None

Contingent Deferred Sales Charge: 1.00% on shares sold within 12 months of purchase.

Rule 12b-1 Fee: 0.75% for the Westwood Global Real Estate Fund . See “Distribution Plan” below.

Administrative Services Plan Fee: Up to 0.25% for the Fund . See “Administrative Services Plan” section below.

C Class Shares automatically convert to A Class Shares after 10 years, provided that records held by the Fund or your financial intermediary verify C Class Shares have been held for at least 10 years. The original purchase date of C Class Shares of a Predecessor Fund will be used to calculate the conversion of C Class Shares to A Class Shares

The Fund may, in its sole discretion, waive or reduce any minimum investment requirements.

Eligible Investors

Institutional Shares

Institutional Shares of the Fund are offered exclusively to:

•	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

•	Defined benefit retirement plans, endowments, or foundations;

•	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

•	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

•	Insurance companies;

•	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions; and

•	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares

A Class Shares do not have any share class eligibility requirements.

C Class Shares

C Class Shares do not have any share class eligibility requirements.

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An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through the Transfer Agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Fund’s website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (“ACH”) or wire. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks under $10,000 or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, the Transfer Agent will charge a $25 fee against your account, in addition to any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons (persons who are citizens of a country other than the U.S. or corporations, partnerships, funds or other entities that are established and organized under the laws of a country other than the U.S.). Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address:	Express Mail Address
Westwood Funds P.O. Box 541150 Omaha, NE 68154	Westwood Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire or to add to an existing account by wire, call 1-877-FUND-WHG (1-877-386-3944) for additional information and wiring instructions.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “How to Purchase Fund Shares – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form, plus the front-end sales charge, if applicable. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through the Transfer Agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be

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deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

Purchases In Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be affected only if the Fund’s Advisor deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Minimum Purchases

Institutional Shares

You can open an account with the Fund with a minimum initial investment of $100,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

A Class Shares

You can open an account with the Fund, including an initial purchase through an IRA or other tax qualified account, with a minimum initial investment of $1,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

C Class Shares

You can open an account with the Fund, including an initial purchase through an IRA or other tax qualified account, with a minimum initial investment of $1,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

Retirement Plans

If you own shares of the Fund through an IRA, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Certain transactions within an IRA account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRS re-characterizations and conversions, and account closures, may be subject to a $25 fee.

Shareholder Statements and Householding

The Transfer Agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Fund at 1-877-FUND-WHG (1-877-386-3944) on the days the Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

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To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of the prospectus and annual and semi-annual report to shareholders having the same address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses. If you want to receive multiple copies of these materials, you may call 1-877-FUND-WHG (1-877-386-3944). You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after the transfer agent receives your request to stop householding.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $100 per Fund. To cancel or change a plan, write to the Fund at: Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

If the shares to be redeemed have a value of greater than $100,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with that Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

The sale price will be the NAV per share next determined after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

  The Fund name;

  The share class;
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  The account number;

  The dollar amount or number of shares you wish to redeem;

  The account name(s); and

  The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address:	Express Mail Address
Westwood Funds P.O. Box 541150 Omaha, NE 68154	Westwood Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Transfer Agent. The share price used to fill the sell order is the next price calculated by the Fund after the Transfer Agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

You may request express delivery of redemption proceeds. Checks requested to be sent via express delivery are subject to a $35 charge from your account.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor the Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

  For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and
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  For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.

Redemptions In Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Fund will provide you with at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in their sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires (currently $15 per wire), IRA withdrawal fees (transfer or redemption) (currently $25 per withdrawal), and overnight delivery fees (currently $35 per overnight delivery). These fees may change in the future.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any of the Westwood Global Real Estate Fund, Westwood Select Income Fund (formerly, Westwood Salient Select Income Fund), Westwood Broadmark Tactical Growth Fund, Westwood Salient MLP & Energy Infrastructure Fund, Westwood Broadmark Tactical Plus Fund, Westwood Quality Value Fund, Westwood SmallCap Growth Fund, Westwood Quality MidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality SMidCap Fund, Westwood Capital Appreciation and Income Fund (formerly, Westwood Total Return Fund), Westwood Quality AllCap Fund, Westwood Income Opportunity Fund, Westwood Multi-Asset Income Fund (formerly, Westwood High Income Fund), or Westwood Alternative Income Fund (each a “Westwood Fund”) in the Trust (the “Westwood Funds complex”), where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Westwood Fund is not a taxable event. Unless you are investing through a tax-deferred arrangement, an exchange between share classes of different Westwood Funds is a taxable event, and you may recognize a gain or loss for tax purposes.

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The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures” below for more information.

Automatic Conversion of C Class Shares to A Class Shares

C Class Shares automatically convert to A Class Shares in the same Fund after 10 years, provided that the Fund or the financial intermediary through which the shareholder purchased the C Class Shares has records verifying that the C Class Shares have been held for at least 10 years. Due to operational limitations at your financial intermediary, your ability to have your C Class Shares automatically converted to A Class Shares may be limited. (For example, automatic conversion of C Class Shares to A Class Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class Shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class Shares to A Class Shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class Shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class Shares on a pro rata basis with the C Class Shares. For purposes of calculating the time period remaining on the conversion of C Class Shares to A Class Shares, C Class Shares received on exchange retain their original purchase date. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class Shares to A Class Shares in the same Fund. The original purchase date of C Class Shares of a Predecessor Fund (e.g., Class C shares of a Predecessor Fund) will be used to calculate the conversion of C Class Shares to A Class Shares.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transacts with the Fund over the telephone, you will generally bear the risk of any loss.

Sales Charges

Front-End Sales Charges – A Class Shares

The offering price of A Class Shares is the next calculated NAV after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment. For purchases, the sales charges below apply. The sales charges provided in the table below apply to purchases of A Class Shares of the Fund.

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	3.00%	3.09%	3.00%
$50,000 but less than $100,000	2.00%	2.04%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 and over[1]	None	None	None
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1	Purchases of A Class Shares of the Fund or its respective Predecessor of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge ("CDSC") if redeemed within 18 months of purchase. See “Contingent Deferred Sales Charges” below for more information.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Fund or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase A Class Shares directly from the Fund or through another intermediary in order to receive the desired waiver or discount. Investors investing in the Fund through an intermediary should consult "Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries" below, and Appendix B - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Waiver of Front-End Sales Charge – A Class Shares

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

•	Through reinvestment of dividends and distributions;

•	Through an account advised or sub-advised by the Advisor or its affiliates;

•	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of A Class Shares”);

•	By employees, officers and directors, and members of their family, of the Advisor and its affiliates;

•	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more Westwood Funds;

•	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

•	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge;

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Advisor or Distributor; and

•	Certain other investors as deemed appropriate by the Advisor.

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In addition, the front-end sales charge will be waived on Investor Class shares of the Predecessor Fund exchanged for A Class Shares in connection with the Reorganization.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of A Class Shares

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, the Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

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Contingent Deferred Sales Charges

A Class Shares

You will not pay a front-end sales charge if you purchase $250,000 or more of A Class Shares of the Fund However, A Class Shares purchases of $250,000 or more may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of A Class Shares of one fund for A Class Shares of another fund in the Westwood Funds complex.

In addition, the CDSC may be waived under the following circumstances:

•	In the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the A Class Shares being redeemed;

•	In the event of the death of the shareholder (including a registered joint owner); and

•	Redemptions of A Class Shares where the Funds' distributor did not pay a sales commission when such shares were purchased.

A Class Shares shareholders whose Investor Class shares of a Predecessor Fund were exchanged for A Class Shares in connection with the Reorganization will not be subject to any CDSC.

C Class Shares

You will not pay a front-end sales charge if you purchase C Class Shares. However, you may pay a CDSC of 1.00% on any C Class Shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of C Class Shares of one fund for C Class Shares of another fund in the Westwood Funds complex. If you acquired C Class Shares in connection with the Reorganization, the original purchase date of your Class C shares of a Predecessor Fund will be used as your date of purchase for such shares.

In addition, the CDSC may be waived under the following circumstances:

•	In the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the C Class Shares being redeemed;

•	In the event of the death of the shareholder (including a registered joint owner); and

•	Redemptions of C Class Shares where the Fund’s distributor did not pay a sales commission when such shares were purchased.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, entitled “Intermediary-Specific Sales Charge Discounts and Waivers.” Appendix B is incorporated herein by reference and, therefore, is legally a part of this prospectus.

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In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Fund’s distributor may pay dealers up to 1.00% on investments in C Class Shares. The Distributor may pay dealers up to 1.00% on investments of $250,000 or more in A Class Shares. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Fund’s distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund’s distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund’s distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund’s sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG (1-877-386-3944).

Because this prospectus is available on the Fund’s website free of charge, the Fund does not separately make information regarding the Fund’s sales charges available on the website.

Payments to Financial Intermediaries

The Fund and/or Westwood may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisors, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for A Class Shares and C Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A Class Shares

The maximum annual Rule 12b-1 Fee for A Class Shares of the Fund is 0.25%. A financial intermediary that receives a 1.00% upfront commission on a purchase of A Class Shares of $250,000 or more will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

C Class Shares

The maximum annual Rule 12b-1 Fee for C Class Shares of the Fund is 0.75%. A financial intermediary that receives a 1.00% upfront commission on a purchase of C Class Shares will generally become eligible

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to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

Administrative Services Plan

The Fund has adopted an administrative services plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed the percentage provided in the table below, based on the average daily net assets.

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Global Real Estate Fund	0.05%	0.20%	0.25%

The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan.

Payments by the Advisor

From time to time, Westwood, and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of an Advisor’s, and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Advisor, and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Advisor, and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Advisor and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

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Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and to discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control.

When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead, the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this prospectus.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund may enter into “information sharing agreements” with these financial intermediaries, which permits the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of

49

that information, if the Fund or their service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), financial intermediaries with whom the Fund has an information sharing agreement are generally obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when they are required by applicable law or in cases when the Fund is requested or compelled to do so by governmental or law

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enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund expects to distribute substantially all of its net income to shareholders on a quarterly basis and its net capital gains to shareholders at least annually in December.

If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary is based on current tax laws, which may change. This summary does not apply to shares held in tax-deferred arrangements such as 401(k) plans, an IRA or other tax-qualified plans, which are generally not subject to current tax except to the extent of unrelated business taxable income. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary only applies with respect to U.S. investors in the Fund. Non-U.S. investors are encouraged to read a summary of certain rules applicable to them in the SAI and to consult their tax advisors prior to investing in the Fund.

The Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Code for U.S. federal income taxes. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However,

51

the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In addition, the Fund may be subject to a 4% excise tax if it fails to make sufficient distributions.

In order for the Fund to qualify for taxation as a RIC under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. Certain investments of the Fund may not generate qualifying income if made directly by such Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Fund as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain investment strategies of the Fund may limit the Fund’s ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($125,000 if married and filing separately, $250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, the Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. "Qualified publicly traded partnership income" is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099-DIV, Dividends and Distributions (“Form 1099-DIV”) tax reporting statement and, accordingly, send you a corrected Form 1099-DIV.

The Fund may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as qualified REIT dividends in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the

53

Fund, subject to certain limitations. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

The Fund is required by the SEC to file its complete portfolio holdings schedules with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Fund transmits its annual or semi-annual reports to shareholders. In addition, the Fund’s portfolio holdings schedule as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. You may obtain a copy of these reports by calling the Fund at (800) 999-6809. These reports are also available on the SEC’s website at www.sec.gov.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment advisor, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal periods or years, as applicable. The financial highlights show the Fund’s and the Predecessor Fund’s financial history for the past five fiscal periods or years, as applicable. The financial highlights tables are intended to help you understand the Fund’s (or where applicable, Predecessor Fund’s) financial performance. Certain information reflects financial results for a single Fund (or where applicable, Predecessor Fund) share. The information presented in the tables below for the fiscal period ended October 31, 2023 for the Fund has been audited by the Fund’s independent registered public accountant, whose report, along with the Fund’s and Predecessor Fund’s financial statements, are included in the Fund’s October 31, 2023 Annual Report, which is available upon request by calling the Fund at 1-877-FUND-WHG (1-877-386-3944). The information presented in the tables below for the fiscal year ended December 31,

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2022 and earlier for the Fund was audited by the independent registered public accountant to the Predecessor Fund. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund or the Predecessor Fund (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS [To be updated with 10/31/23 data]

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital
Westwood Global Real Estate Fund (1)
Institutional Shares
Year Ended December 31, 2022	$ 15.22	0.28	(3.56)	(3.28)	(0.27)	—	(0.04)
Year Ended December 31, 2021	$ 12.86	0.18	2.64	2.82	(0.46)	—	—
Year Ended December 31, 2020	$ 14.59	0.16	(1.66)	(1.50)	(0.23)	—	—
Year Ended December 31, 2019	$ 12.33	0.22	2.40	2.62	(0.36)	—	—
Year Ended December 31, 2018	$ 14.68	0.28	(1.72)	(1.44)	(0.79)	—	(0.12)
A Class Shares
Year Ended December 31, 2022	$ 15.29	0.23	(3.57)	(3.34)	(0.24)	— (0.03)
Year Ended December 31, 2021	$ 12.92	0.12	2.65	2.77	(0.40)	— —
Year Ended December 31, 2020	$ 14.65	0.12	(1.68)	(1.56)	(0.17)	— —
Year Ended December 31, 2019	$ 12.38	0.17	2.40	2.57	(0.30)	— —
Year Ended December 31, 2018	$ 14.75	0.23	(1.73)	(1.50)	(0.76)	— (0.11)
C Class Shares
Year Ended December 31, 2022	$ 15.25	0.16	(3.56)	(3.40)	(0.18)	— (0.03)
Year Ended December 31, 2021	$ 12.88	0.03	2.66	2.69	(0.32)	— —
Year Ended December 31, 2020	$ 14.59	0.05	(1.65)	(1.60)	(0.11)	— —
Year Ended December 31, 2019	$ 12.31	0.07	2.41	2.48	(0.20)	— —
Year Ended December 31, 2018	$ 14.73	0.13	(1.73)	(1.60)	(0.71)	— (0.11)

Amounts designated as “—” are $0 or rounded to $0.

(a) Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced investment management fees and/or reimbursed expenses.

(c) Ratio was determined after investment management fee reductions and/or reimbursed expenses.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(f) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(g) Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.

(1) Prior to November 18, 2022, Westwood Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018 Salient Global Estate Fund was known as Salient International Real Estate Fund.

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FINANCIAL HIGHLIGHTS [to be updated]

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

				Ratio of total net expenses	Ratio of total	Ratio of net investment income
Total	Net asset value,		Net assets,	to average net	gross expenses to	to average net	Portfolio
distributions	end of year	Total return(b)	end of year (000’s)	assets(c)	average net assets	assets(c)	turnover rate(d)

(0.31)	$ 11.63	(21.61)%	$ 2,631	1.14%	2.09%	2.17%	29%
(0.46)	$ 15.22	22.09%	$ 3,685	1.15%	1.96%	1.23%	49%
(0.23)	$ 12.86	(9.98)%	$ 3,360	1.15%	2.03%	1.38%	29%
(0.36)	$ 14.59	21.31%	$ 6,793	1.15%	1.71%	1.54%	21%
(0.91)	$ 12.33	(10.51)%	$ 8,600	1.65%(e)	2.57%	2.01%	101%
(0.27)	$ 11.68	(21.91)%	$ 16,335	1.54%	2.49%	1.76%	29%
(0.40)	$ 15.29	21.58%	$ 23,312	1.55%	2.36%	0.83%	49%
(0.17)	$ 12.92	(10.36)%	$ 20,341	1.55%	2.43%	1.02%	29%
(0.30)	$ 14.65	20.82%	$ 26,859	1.55%	2.11%	1.21%	21%
(0.87)	$ 12.38	(10.74)%	$ 19,377	1.87%(f)	3.04%	1.66%	101%
(0.21)	$ 11.64	(22.33)%	$ 1,061	2.09%	3.04%	1.22%	29%
(0.32)	$ 15.25	20.95%	$ 1,591	2.10%	2.94%	0.22%	49%
(0.11)	$ 12.88	(10.81)%	$ 2,585	2.10%	2.98%	0.41%	29%
(0.20)	$ 14.59	20.19%	$ 4,614	2.10%	2.67%	0.51%	21%
(0.82)	$ 12.31	(11.51)%	$ 11,888	2.51%(g)	3.64%	0.96%	101%

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Privacy Policy

Customer Privacy Notice
FACTS	WHAT DO THE WESTWOOD FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

▪ Social Security Number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG (1-877-386-3944)
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Who we are
Who is providing this notice?	Westwood Global Real Estate Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Westwood Management Corp., the investment advisor to the Fund, could be deemed to be an affiliate. Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	The Fund does not share with nonaffiliates so they can market to you. Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	The Fund does not jointly market. A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

.

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WESTWOOD FUNDS

Investment Advisor

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 4500

Cincinnati, Ohio 45246

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Suite 700

Washington, DC 20006

More information about the Fund is available, without charge, through the following:

Appendix A to the Prospectus – Description of Market Indices

Appendix A contains more information about the benchmark indices used by the Fund for comparison purposes. Appendix A is incorporated by reference into this prospectus. This means that Appendix A, for legal purposes, is a part of this prospectus.

Appendix B to the Prospectus - Intermediary-Specific Sales Charge Discounts and Waivers

Appendix B contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix B is incorporated by reference into this prospectus. This means that Appendix B, for legal purposes, is a part of this prospectus

Statement of Additional Information (“SAI”): The SAI, dated, February [ ], 2024, as it may be amended from time to time, includes detailed information about the Fund and the Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports, when available, will list the Fund’s holdings and contain information from Westwood about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Mail:	Westwood Funds
P.O. Box 541150
Omaha, NE 68154

By Internet:	westwoodfunds.com

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From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Ultimus Managers Trust, from the EDGAR Database on the SEC’s website at: sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act registration No. 811-22680.

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Appendix A — Description of Market Indices

FTSE EPRA/NAREIT Developed Index: The FTSE EPRA NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide.

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

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Appendix B — Intermediary-Specific Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge or contingent deferred sales charge ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the “Sales Charges” section of the Westwood Funds’ prospectus (the “Prospectus”) for more information on sales charge discounts and waivers.

The following descriptions of financial intermediary sales charge waivers, discounts, policies or procedures, as the case may be, are reproduced based on information provided by the intermediary. The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed in the Prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, nor Westwood, nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

The information in this Appendix is part of, and incorporated into, the Prospectus.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Load Waivers on A Class Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Westwood Funds complex)
Shares exchanged from C Class Shares (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of the Funds’ investment advisor or any of its affiliates, as described in the Prospectus.
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Eligible shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Class Shares and C Class Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in the Prospectus
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Prospectus will be automatically calculated based on the aggregated holding of Westwood Funds complex assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Westwood Funds complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Westwood Funds complex, through Merrill Lynch, over a 13-month period of time

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment advisor for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on A Class Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the Westwood Funds complex through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

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•	Shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s C Class Shares will have their shares converted at net asset value to A Class Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on A Class Shares and C Class Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Westwood Funds complex assets held by accounts within the purchaser’s household at Raymond James. Eligible Westwood Funds complex assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Westwood Funds complex, over a 13-month time period. Eligible Westwood Funds complex assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class Shares, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Charge Waivers on A Class Shares available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
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•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	C Class (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to A Class Shares of the same Fund pursuant to Morgan Stanley’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Ultimus Managers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Global Real Estate Fund (formerly, Westwood Salient Global Real Estate Fund)	KIRYX	KIRAX	KIRCX

Statement of Additional Information

Dated February [28], 2024

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Ultimus Managers Trust (the “Trust”) and the Westwood Global Real Estate Fund (formerly, Westwood Salient Global Real Estate Fund) (the “Fund”). The Fund’s audited financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus, dated February [28], 2024, as may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Prospectus or Semi- or Annual Report, when available, free of charge by writing to the Fund at 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022, by calling the Fund at 1-877-FUND-WHG (1-877-386-3944) or by visiting the Fund’s website at www.westwoodfunds.com.

TABLE OF CONTENTS

Page
ORGANIZATION OF THE TRUST	[●]
MANAGEMENT OF THE FUND	[●]
PORTFOLIO HOLDINGS DISCLOSURE	[●]
INVESTMENT ADVISORY AND OTHER SERVICES	[●]
DISTRIBUTION PLANS, SHAREHOLDER SERVICES PLAN AND THE ADMINISTRATIVE SERVICES PLAN	[●]
INVESTMENT OBJECTIVES AND POLICIES	[●]
INVESTMENT RESTRICTIONS	[●]
SECURITY TYPES ADDITIONAL INVESTMENT TECHNIQUES AND RISKS	[●]
BROKERAGE TRANSACTIONS	[●]
PURCHASING AND REDEEMING SHARES	[●]
ADDITIONAL SERVICES AND PROGRAMS	[●]
DETERMINATION OF SHARE PRICE	[●]
ADDITIONAL INFORMATION CONCERNING TAXES	[●]
PORTFOLIO TURNOVER	[●]
GENERAL INFORMATION	[●]

ORGANIZATION OF THE TRUST

General

The Fund is a separate series of the Trust, an open-end management investment company. The Trust is an unincorporated business trust organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. The shares of the Fund are currently divided into the classes described in the next section and which are described in the Prospectus. Additional classes of shares may be created at any time. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds, or payments are not readily identifiable as belonging to any particular series or class, the Board shall allocate them among any one or more series or classes as the Board, in its sole discretion, deems fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund and the Fund’s classes, are conclusive.

On November 18, 2022, the Fund assumed the assets and liabilities of its predecessor fund, a series of Forward Funds (the “Predecessor Fund”) as shown in the following table pursuant to a reorganization with its Predecessor Fund (the “Reorganization”). All historical financial information and other information contained in this SAI relating to the Fund (or any classes thereof) for periods ended on or prior to November 18, 2022, is that of its Predecessor Fund (or the corresponding classes thereof).

Fund	Advisor	Predecessor Fund
Westwood Global Real Estate Fund	Westwood Management Corp.	Salient Global Real Estate Fund, a series of Forward Funds*

*Forward Funds was organized as a Delaware statutory trust.

Westwood Management Corp. (“Westwood” or the “Advisor”), a New York Corporation located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, serves as investment advisor to the Fund.

Prior to the Reorganization, Forward Management, LLC d/b/a Salient (“Salient Management”) served as investment advisor to the Salient Global Real Estate Fund, the Predecessor Fund.

Description of Multiple Classes of Shares

The Trust is authorized to offer shares of the Fund in some or all of the following classes: Institutional Shares, A Class Shares, C Class Shares, F Class Shares and Ultra Shares. The capitalization of the Fund consists of an unlimited number of shares of beneficial interest with no par value per share. The different classes provide for variations in certain features, including, without limitation, investor eligibility, sales charges, minimum investment requirements, and 12b-1 fees. The Fund’s class’s features are described in the Prospectus. The original purchase date of a share class of the Predecessor Fund will be used to calculate any share class conversion or sales loads calculations. The Trust reserves the right to create and issue additional classes of shares. The Fund is currently offered in the following classes of shares:

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Global Real Estate Fund	X	X	X
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History of the Fund Before the Reorganization

Before the Reorganization, the history of the Predecessor Fund was as follows:

Prior to August 21, 2018, the Salient Global Real Estate Fund was known as Salient International Real Estate Fund.

Prior to May 1, 2016, the Salient International Real Estate Fund was named the Forward International Real Estate Fund.

Effective as of the close of business on August 22, 2018, the Salient Tactical Real Estate Fund was reorganized into the Salient Global Real Estate Fund (the “Salient Tactical Real Estate Fund Reorganization”).

The Salient Global Real Estate Fund was successor to the Kensington International Real Estate Fund (a “Predecessor Kensington Fund”). The Predecessor Kensington Fund was a series of a separate legal entity called The Kensington Funds (the “Predecessor Kensington Trust”), which were reorganized into the Forward Funds effective June 12, 2009. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to June 12, 2009 for Salient Global Real Estate Fund refers to the Predecessor Kensington Fund or Predecessor Kensington Trust.

Diversification

The Fund has elected to qualify as a diversified series of the Trust.

Voting Rights

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no preemptive rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the Investment Company Act of 1940, as amended (the “1940 Act”) provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan, or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Fiscal and Tax Year

The Fund’s fiscal year ends October 31, while its tax year ends December 31.

MANAGEMENT OF THE FUND

Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently six Trustees, five of whom are not “interested persons,” as defined by the 1940

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Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Included in Appendix A is a table that sets forth the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, their principal occupation(s) during the past five years and any other directorships held by the Trustee. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees

As noted above, the Board consists of six Trustees, five of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust.

In addition to the Fund, the Trust has other series managed by other investment advisors. The Board has engaged various investment advisors to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisors and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person, by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership

The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees. The Chairperson is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and five out of six Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees

The Board has established the following standing committees:

Audit Committee: The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. David M. Deptula, Robert E. Morrison, and Clifford N. Schireson, and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Deptula is the Chairperson of the

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Audit Committee and presides at its meetings. The Audit Committee met [●] times during the fiscal period ended October 31, 2023.

Nominations and Governance Committee (the “Governance Committee”): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Deptula, Morrison, and Schireson and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee met [●] times during the fiscal period ended October 31, 2023.

Qualifications of the Trustees

The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisors, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as set forth below.

Effective December 31, 2023, Mr. Deptula will retire and resign from the Board and its committees. Mr. Schireson will replace Mr. Deptula as Chairperson of the Audit Committee effective January 1, 2024. Effective January 1, 2024, Mr. Keith Shintani will join the Board as an Independent Trustee and serve as a member of the Audit Committee and Governance Committee.

Interested Trustee

David James currently serves as Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (“Ultimus”). Mr. James is also a Trustee of Capitol Series Trust. He has over 25 years of experience in the mutual fund servicing industry. He served as an Assistant Secretary of the Trust from October 2021 until April 2023 and Secretary of the Trust from July 2021 to October 2021. Before joining Ultimus in 2018, Mr. James served as the Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department, a group of over 54 attorneys and paralegals that provided legal regulatory services to over 60 mutual fund complexes. Mr. James spent 15 years at State Street, and prior to that role, he worked in the legal departments for Fidelity Investments and PNC Global Investment Servicing (US), Inc. Before entering the financial services industry in 1997, Mr. James began his legal career as a trial attorney in Boston. Mr. James serves on (i) the Chief Risk Officer Committee of the Investment Company Institute (“ICI”), (ii) the Legal and Regulatory Committee of the National Investment Company Service Association (“NICSA”), and (iii) NICSA’s Compliance and Risk Committee. He has also served on industry panels for BoardIQ, Independent Directors Council of the ICI, NICSA, State Street, and Boston Financial Data Services. Mr. James holds a law degree from Ohio Northern University Pettit College of Law (1995). He also holds a Bachelor of Science in Political Science from East Tennessee State University (1993). He is a member of the Massachusetts and New York Bars and maintains active Ohio Corporate Counsel Status. Mr. James has been a Trustee since April 22, 2023.

4

Independent Trustees

David M. Deptula has served as Vice President of Legal and Special Projects for Dayton Freight Lines, Inc. since February 1, 2016. Prior to that position, Mr. Deptula was Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc. a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP (“Deloitte”). Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies. Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012. As noted above, Mr. Deptula will retire and resign from the Board and its committees effective on December 31, 2023.

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategies Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm’s financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson, retired, was the founder of Schireson Consulting, LLC, which he launched in 2017, until his retirement in 2021. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Managing Director at Midwest Trust and FCI Advisors, where he has worked since February 2022. Previously, Mr. Morrison was a Senior Vice President at Huntington Private Bank, where he worked from 2014 to 2022. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison retired from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

5

Keith Shintani, retired, served as a Senior Vice President of Relationship Management at U.S. Bank Global Fund Services, where he worked from 1998 until June 2022. Previously, Mr. Shintani was a Director of Finance at Charles Schwab Investment Management, where he worked from January 1997 through December 1997. From 1993 to 1995, he served as a Manager of Mutual Fund Operations of PIMCo Advisors L.P. From 1989 to 1993, Mr. Shintani served as a Variable Products Manager of Pacific Life Insurance Company. From 1986 to 1989, he served as a Senior Accountant of Deloitte and Touche. Mr. Shintani has a B.S. in Accounting from University of Southern California. Mr. Shintani’s term as a Trustee commences January 1, 2024.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight

The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, Westwood, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of Westwood, with respect to the Fund’s investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Fund resides with Westwood, with respect to the Fund’s investment and trading activities, and other service providers to the Fund. Although the risk management policies of Westwood and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board, Westwood or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from Westwood on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities (when applicable). The Board also receives quarterly reports from the Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment management agreement, the Board reviews information provided by Westwood relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of the Funds’ Shares

The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of [December 31, 2023].

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Interested Trustee
David James*	None	None
Independent Trustees
David M. Deptula	None	None
Janine L. Cohen	None	[$50,001 - $100,000]
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Jacqueline A. Williams	None	None
Clifford N. Schireson	None	None
Robert E. Morrison	None	None
* Mr. James’ term as Trustee commenced April 22, 2023.

Ownership in Fund Affiliates

As of [December 31, 2023], none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of Westwood, the Distributor (as defined below) or any affiliate of Westwood or the Distributor.

Trustee Compensation

No director, officer or employee of Westwood or the Fund’s Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust.

The following table below shows the Trustee compensation schedule from October 20, 2021 through October 16, 2022 for each series of the Trust:

	Annual Retainer	Per Meeting Fee
Independent Trustee (other than Board Chair)	$1,300	$550
Chairperson	$1,700	$550

The following table below shows the Trustee compensation schedule which commenced on October 17, 2022 for each series of the Trust:

	Annual Retainer	Per Meeting Fee
Independent Trustee (other than Board Chair and Audit Committee Chair)	$1,300	$550
Board Chair	$1,700	$550
Audit Committee Chair	$1,500	$550

The Trust reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings.

The following table provides the amount of compensation paid to each Trustee during the Fund’s fiscal period ended October 31, 2023:

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from All Funds Within the Trust
Interested Trustee
David James*	None	None	None	None
Independent Trustees
Janine L. Cohen	$[●]	None	None	$[●]
David M. Deptula	$[●]	None	None	$[●]
Jacqueline A. Williams	$[●]	None	None	$[●]
Clifford N. Schireson	$[●]	None	None	$[●]
Robert E. Morrison	$[●]	None	None	$[●]
* Mr. James’ term as Trustee commenced April 22, 2023.

7

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third parties prior to (i) the filing of the information with the Securities and Exchange Commission (the “SEC”) in a required filing, or (ii) the day after the information is posted to the Fund’s website. The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.

As described below, the policies allow for disclosure of non-public portfolio information to third parties if the following criteria are met, as determined by the Trust’s Chief Compliance Officer (the “CCO”): (1) there is a legitimate business purpose for the disclosure; (2) the party receiving the portfolio holdings information is subject to one or more Conditions of Confidentiality (as defined below); and (3) disclosure is consistent with the antifraud provisions of the federal securities laws and, with respect to disclosure made or directed to be made by Westwood, or Westwood’s fiduciary duties, as applicable. “Conditions of Confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), or (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships).

Under the policies, the Trust, the Fund, Westwood and any service provider to the Trust are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Consistent with these policies, the Fund may include in marketing literature and other communications to shareholders or other parties a full schedule of portfolio holdings, top 10 portfolio positions and certain other portfolio characteristics (such as sector or geographic weightings) that have already been made public through the Fund’s website or through an SEC filing, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, Fund Accountant, Administrator and custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other third parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel or prospective third-party service providers without any time lag.

Below is a table that lists the service providers that currently receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Advisor and Sub-Advisor	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
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Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of Semi-Annual and Annual Reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

The Fund also may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances, information about the Fund’s portfolio would generally be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, Westwood, nor any of their affiliates receive any portion of this fee.

Upon approval of the CCO, the Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO. Westwood must submit any proposed arrangement pursuant to which it intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. To the extent that the disclosure of the Fund’s portfolio holdings information creates a conflict between the Fund, on the one hand, and Westwood, principal underwriter, and any other affiliated person of the Fund, their investment advisor, or their principal underwriter on the other hand, the CCO shall determine how to resolve the conflict in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.

To oversee the Trust’s policy regarding portfolio holdings disclosure, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the policy at any time without prior notice to shareholders in its sole discretion.

INVESTMENT ADVISORY AND OTHER SERVICES

General

Westwood Management Corp., a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (“Westwood Holdings”). As of December 31, 2023, Westwood had approximately $[●] billion in assets under management.

Advisory Agreement with the Trust

The Trust and Westwood have entered into an investment advisory agreement (the “Advisory Agreement”), dated November 18, 2022, with respect to the Fund. Under the Advisory Agreement, the Advisor serves as the investment advisor to the Fund and continuously reviews, supervises and administers the investment

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programs of the Fund, subject to the supervision of, and policies established by, the Trustees. Westwood makes investment decisions for the Fund.

After the initial two-year term, the continuance of the Advisory Agreement with respect to the Fund must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement with respect to the Fund is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. Westwood may also terminate the Advisory Agreement on not less than 30 days’ nor more than 60 days’ written notice to the Trust. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Fees Paid Westwood

For its services to the Fund, Westwood is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, as set forth in the table below.

Fund	Advisor	Management Fee
Westwood Global Real Estate Fund	Westwood	0.70%*

* The Board approved an amendment to the Advisory Agreement to reduce the management fees payable by the Fund from 0.95% to 0.70% of the average daily net assets of the Fund, effective May 1, 2023.

Westwood has contractually agreed to reduce their fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Fund’s average daily net assets as follows:

Fund	Class	Expense Cap
Westwood Global Real Estate Fund	Institutional Shares	1.10%
	A Class Shares	1.50%
	C Class Shares	2.05%

Except as otherwise noted, unless earlier terminated by the Board, the above contractual fee reductions shall continue in effect until, but may be terminated by the Advisor effective, [February 28, 2025].

Prior to May 1, 2023, Westwood contractually agreed to waive its management fee at an annual rate in the amount of 0.25% of the Fund’s average daily net assets (the “Management Fee Waiver Agreement”). The Management Fee Waiver Agreement was terminated by the Board effective May 1, 2023 in connection with the approval of the amendment to the Advisory Agreement to reduce the management fees payable by the Fund from 0.95% to 0.70% of the average daily net assets of the Fund, effective May 1, 2023.

The Advisor may receive from a share class of the Fund the difference between the share class’s total annual Fund operating expenses (not including excluded expenses) and the share class’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than management fee waivers pursuant to the Management Fee Waiver Agreement) made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the periods indicated below, the Fund paid the following aggregate management fees to its respective Advisor:

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Fund	Fiscal Period Ended 10/31/23(a)	Fiscal Period Ended 12/31/22(b)(c)
Westwood Global Real Estate Fund	$[●]	$244,911
(a)	January 1, 2023 through October 31, 2013.
(b)	Expense does not include deductions for waivers.
(c)	November 18, 2022 through December 31, 2022.

For the periods indicated below, the Predecessor Fund paid the following aggregate management fees to the Advisor:

Predecessor Fund	Fiscal Period 11/18/2022 through 12/31/22(a)	Fiscal Year Ended 12/31/21(a)	Fiscal Period Ended 12/31/20(a)
Salient Global Real Estate Fund	$222,250	$286,574	$295,024
(a)	Expense does not include deductions for waivers.

Portfolio Manager

Conflicts of Interest

 The portfolio manager’s management of other registered investment companies, other pooled investment vehicles, and other accounts (collectively referred to as “other accounts”) may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Advisor’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro-rata based on each client’s participation in the transaction. Westwood generally allocate securities among client accounts according to each account’s pre-determined participation in the transaction. The Advisor’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Advisor prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated. In managing the Fund’s portfolios, the Advisor has an incentive not to incur borrowing expenses, engage in short sales, or incur certain other investment related costs because the Advisor will bear those costs under the terms of the expense limitation agreement.

Portfolio Manager

Westwood Global Real Estate Fund. The Fund is managed by John D. Palmer, Senior Vice President and Portfolio Manager at Westwood.

Compensation

Westwood compensates Mr. Palmer for his management of the Fund, as applicable.  He has entered into an employment agreement with Westwood that provides for a minimum base salary, participation in an incentive compensation plan and a full benefits package. Base salary levels are maintained at levels that Westwood’s compensation committee deems to be commensurate with similar companies in the asset management industry based on industry compensation surveys. Incentive compensation is based on a percentage of revenue earned by Westwood on investment strategies managed by Mr. Palmer. Incentive awards under the plan may be paid in a combination of cash, deferred cash and/or Westwood restricted

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stock. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. Other benefits, such as profit sharing, health insurance, life insurance, short- and long-term disability insurance, and a 401(k) plan with employer matching, are also available.

Other Accounts Managed by Portfolio Manager

The following tables reflect information regarding accounts other than the Fund for which Mr. Palmer has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), the information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below is the chart of Mr. Palmer’s investments in the Fund as of the fiscal period ended October 31, 2023.

Mr. Palmer:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Total Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies	[2]	$[328.4]	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	[2]	$0.0	0	$0.0

Information above is shown as of October 31, 2023. Asset amounts have been rounded.

Portfolio Manager Ownership of Fund Shares

The following table sets forth information regarding the ownership of the Fund by the portfolio manager responsible for the day-to-day management of the Fund’s portfolio.

The dollar range of equity securities beneficially owned by the Fund’s portfolio manager in the Fund they managed as of October 31, 2023. Asset amounts have been rounded.

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially
John Palmer	Westwood Global Real Estate Fund	[$100,001 - $500,000]
[$100,001 - $500,000]

Codes of Ethics

The Trust, the Advisor and Ultimus Fund Distributors (the “Distributor”) have each adopted a Code of Ethics (each a “COE” and collectively, the “COEs”) designed to prevent their respective personnel subject to the COE from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

 Proxy Voting

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The Trust and the Advisor have adopted Proxy Voting Policies and Procedures that describe how the Fund intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and Advisor are attached to this SAI as Appendix B and Appendix C, respectively.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record will be available: (i) without charge, upon request, by calling 1-877-FUND-WHG (1-877-386-3944) and (ii) on the SEC’s website at sec.gov.

Administrative Services and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator (the “Administrator”), the fund accountant (the “Fund Accountant”) and the transfer agent (“Transfer Agent”) to the Fund pursuant to a Master Services Agreement.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	Prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	Assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	Files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	Assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	Makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant, and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Master Service Agreement.

The Master Services Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods.

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The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Prior to the Reorganization, the Forward Funds, on behalf of the Predecessor Fund, entered into servicing agreements with ALPS Fund Services, Inc. (“AFS”), whose principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, whereby AFS provided administrative and bookkeeping and pricing services, and acted as fund accounting agent for the Predecessor Fund.

For its services under the Master Services Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. During the fiscal periods listed below, Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent.

Fiscal Period	Administration	Fund Accounting	Transfer Agent
2023(a)	$[●]	$[●]	$[●]
2022(b)	$35,455	N/A	N/A

(a) January 1, 2023 through October 31, 2023.

(b) November 18, 2022 through December 31, 2022.

For the fiscal period ended November 17, 2022 and fiscal years ended December 31, 2021 and 2020, AFS received from the Predecessor Fund, fees for administrative services totaling $[●], $[●] and $[●], respectively.

The Distributor

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is obligated to sell shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus. David K. James serves as Executive Vice President and Chief Legal and Risk Officer of Ultimus, as a member of the board of managers of the Distributor and as a Trustee of the Trust.

By its terms, the Distribution Agreement has an initial term of two years and thereafter remains effective for periods of one year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on 60 days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is paid $5,000 per annum for its services by the Fund and/or the Fund’s Advisor.

Prior to the Reorganization, Forward Securities, 244 California Street, Suite 200, San Francisco, California 94111, served as the distributor to the Salient Global Real Estate Fund.

DISTRIBUTION PLANS, SHAREHOLDER SERVICES PLAN AND THE ADMINISTRATIVE SERVICES PLAN

Distribution Plan

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The Trust has adopted a Distribution Plan with respect to the A Class Shares and C Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution-related expenses such as the costs of preparation, printing, mailing, or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Class Shares, up to 0.75% of the average daily net assets of the Fund’s C Class Shares as compensation for distribution and shareholder services. The shareholder services component of the foregoing fee for C Class Shares is limited to 0.25% of the average daily net assets of the class. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. A financial intermediary that receives a 1.00% upfront commission on a purchase of A Class Shares of $250,000 or more or C Class Shares will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase. The Fund participates from time to time in joint distribution activities. Fees paid under the Plan may be used to finance sales and/or provide support of other Funds, and expenses will be allocated based on the relative net asset size of the Fund. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. David K. James as a part owner of Ultimus and a member of the board of managers of the Distributor may be deemed to receive an indirect benefit from the operation of the Plan.

The following table shows the amounts of fees paid by the Fund and its Predecessor Fund under Rule 12b-1 Plans for the fiscal periods ended October 31, 2023 and December 31, 2022:

Fund	Share Class	12b-1 Fees Paid		12b-1 Fees Retained by the Distributor
		2023	2022	2023	2022
Westwood Global Real Estate Fund	A Class Shares	$[●]	$ 39,557	N/A	N/A
	C Class Shares	$[●]	$ 10,609	N/A	N/A
	Investor Shares	$[●]	$ 1,293	N/A	N/A

The following table shows the amounts of fees paid by the Predecessor Fund under Rule 12b-1 Plans for the fiscal period ended November 18, 2022, and fiscal years ended December 31, 2020 and 2021:

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Predecessor Fund	12b-1 Fees Paid
	2022*	2021	2020
Salient Global Real Estate Fund	$54,850	$126,009	$77,299

*November 18, 2022 through December 31, 2022.

Administrative Services Plan

The Fund has adopted an Administrative Services Plan under which a shareholder servicing fee of up to the percentages provided in the table below, based on average daily net assets, will be paid to financial intermediaries.

Fund	Institutional Shares	A Class Shares	C Class Shares
Westwood Global Real Estate Fund	0.05%	0.20%	0.25%

Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

For the fiscal periods ended October 31, 2023 and December 31, 2022, the Fund (and the Predecessor Fund, as applicable) paid the following to financial intermediaries under the Administrative Services Plan:

Fund	Share Class	2023	2022
Westwood Global Real Estate Fund	Institutional	$[●]	$1,682
	A Class Shares	$[●]	$39,557
	C Class Shares	$[●]	$3,678
	Investor Class	$[●]	$823

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan or Administrative Services Plan.

Payments by the Advisor

The Advisor and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisors, financial planners, retirement plan administrators,

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insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor, or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Advisor and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Other Service Providers

Custodian

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act.

Legal Counsel

Sullivan & Worcester LLP, located at 1666 K Street, NW, Suite 700, Washington, DC 20006, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund and audits the financial statements of the Fund and assists in the preparation of the Fund’s federal, state and excise tax returns for the fiscal period ending October 31, 2023.

Prior to November 18, 2022, KPMG LLP, located at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio 43215, served as independent registered public accounting firm for the Predecessor Fund. The financial statements and notes thereto incorporated by reference for the Fund for the periods prior to December 31, 2021 have been audited by KPMG LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

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Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.05% of the average net assets of the Fund over $500 million up to $1.5 billion; 0.025% of the average net assets of the Fund over $1.5 billion up to $3 billion; and 0.0125% of the average net assets of the Fund over $3 billion. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses related to these compliance services. Under a previous Compliance Consulting Agreement between the Trust and Ultimus, an affiliate of NLCS, the Fund paid Ultimus $[●] for compliance services for the fiscal period ended October 31, 2023.

Other Expenses

In addition to the management fee paid to the Advisor, the Fund pays all expenses not expressly assumed by the Advisor, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs, and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the Fund may be changed without shareholder approval.

Additional Information

Westwood Global Real Estate Fund

The investment objective of the Fund is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. Non-fundamental policies of the Fund may be changed by the Board of Trustees without a vote of the holders of a majority of the outstanding shares of the Fund. Any policy not specifically identified as “fundamental” is a non-fundamental policy of the Fund. There can be no assurance that the investment objective of any Fund will be achieved.

The Fund has a name which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted an investment policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

For purposes of the Fund’s policy to invest 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also the Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board of Trustees and applicable regulatory guidance, or otherwise used to cover such investment exposure.

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INVESTMENT RESTRICTIONS

All percentage restrictions referenced in this SAI or the Prospectus of the Fund are measured at the time of investment, whether or not the particular percentage restriction uses such language. If a percentage restriction on investment or use of assets discussed in this SAI or the Fund’s prospectus is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

The Fund’s fundamental policies listed below shall not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of the Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other series of the applicable Trust affected by the matter; and (2) the vote of a majority of the outstanding voting securities of the applicable Trust as a whole.

No other policy, including the Fund’s investment objective, is a fundamental policy.

Fundamental Investment Restrictions

As a matter of fundamental policy for the Fund:

1.	The Fund will invest its assets such that more than 25% of the Fund’s total assets will be invested in the securities of issuers in the real estate industry.

2.	The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act.

3.	The Fund may not purchase or sell commodities or commodities contracts.

The Fund interprets its policy with respect to the purchase and sale of commodities or commodities contracts under this Restriction to permit the Fund, subject to the Fund’s investment objective and general investment policies (as stated in the Prospectuses and elsewhere in this SAI), to invest in options, futures contracts, options on futures contracts, securities, or other instruments, including but not limited to, swap agreements and commodity-linked structured notes, that are linked to or backed by commodities or indices, subject to compliance with any applicable provisions of the federal securities or commodities laws.

4.	The Fund may not make loans, except to the extent permitted under the 1940 Act and the rules promulgated thereunder, as may be amended from time to time.

5.	The Fund may not underwrite the securities of other issuers, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with the investment in other investment companies.

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6.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate (e.g., REITs) or securities of companies engaged in the real estate business).

Other Investment Restrictions

In addition to the fundamental investment restrictions listed above, the Fund has also adopted the non-fundamental investment restrictions set forth below. These non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

The Fund will not invest in securities of other registered investment companies in reliance on subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, and (iii) invest more than 10% of its total assets in securities of all investment companies, unless it is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. The Fund may rely on any rule under the 1940 Act to invest in other investment companies in excess of these limits.

Additional Fund Policies

The Fund’s policy with respect to issuing senior securities or borrowing money under Fundamental Investment Restriction 2 above, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, is not deemed to include the borrowing or the issuance of senior securities provided such transactions are in compliance with the provisions of the 1940 Act and rules thereunder applicable to the issuance of senior securities or borrowing money.

The 1940 Act generally prohibits funds from issuing senior securities. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions,” notwithstanding prohibitions on the issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the Rule’s conditions. In accordance with Rule 18f-1, a fund may enter into reverse repurchase and similar financing transactions if it either (1) complies with the asset segregation requirements of Section 18 of the 1940 Act or (2) treat such transactions as derivative transactions under Rule 18f-4.

The Fund interprets its policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 3 above to permit the Fund, subject to the Fund’s investment objective and general investment policies (as stated in the Prospectuses and elsewhere in this SAI), to invest in options and futures contracts or securities or other instruments backed by commodities, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Security Types

The security types in which the Fund may invest (as discussed in the Fund’s “Fund Summary” section in the Prospectus or in this SAI) are as follows:

Asset-Backed Securities

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities.

Commodity Futures and Options on Commodity Futures

Futures contracts and options on futures contracts allow for the future sale or purchase of a specified amount of a specific commodity at a specified future time and at a specified price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a

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commodity and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell a commodity and protect against declines in the value of the commodity. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Commodity Swaps

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed-upon notional amount. Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund (whether directly or through a subsidiary) receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations (whether directly or through a subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

Commodity-Linked Notes

Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Debt Instruments

The Fund may invest in short- and/or long-term debt instruments. Debt instruments are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt instruments, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt instruments include corporate bonds (including convertible bonds), government securities, bank debt and mortgage- and other asset-backed securities.

Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored.

Derivatives

The Fund may invest in derivatives, which are financial instruments whose value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, and similar instruments. The Fund will segregate or “earmark” assets determined by Westwood as appropriate, to be liquid in accordance with procedures established by the Board of Trustees of the Trust (the “Board”) to cover its derivative obligations.

Dollar Rolls and Reverse Repurchase Agreements

The Fund may enter into dollar rolls and reverse repurchase agreements. When the Fund enters into a dollar roll or reverse repurchase agreement, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

Entering into dollar rolls and reverse repurchase agreements by the Fund may be considered a form of borrowing for some purposes. As such, the Fund will segregate or “earmark” assets determined by the Fund’s Advisor to be liquid in accordance with procedures established by the Board to cover its obligations under dollar rolls and reverse repurchase agreements.

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Emerging Market Securities and Frontier Market Securities

Investment in emerging market securities and frontier market securities includes both direct investment in such securities as well as investment in securities with exposure to the returns of an emerging market or frontier market.

The Fund defines emerging markets as the countries included in the JPMorgan Corporate Emerging Market Bond Index, but they may vary to include other countries with capital markets that are generally recognized as being non-developed or under-developed.

Frontier market countries are those included in the MSCI Frontier Markets Index, or similar market indices, and the smaller of the traditionally recognized emerging markets. Generally, frontier market countries are considered to include all countries except the developed markets and the larger traditionally recognized emerging markets.

A security generally will be considered to be an emerging market security or frontier market security if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or maintains its principal place of business in, emerging market countries or frontier market countries; (ii) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in emerging market countries or frontier market countries; or (iii) the issuer has at least 50% of its assets in emerging market countries or frontier market countries.

Equity Securities and Convertible Securities

Equity securities, such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

Convertible securities are generally preferred stocks and other securities, including certain fixed-income securities and warrants, which are convertible into or exercisable for common stock at a stated price. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.

Exchange-Traded Funds (“ETFs”)

ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed-income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value (“NAV”) of the ETF.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

Government-Sponsored Enterprises (“GSEs”)

GSEs are privately-owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. GSE

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securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government and are not guaranteed by the U.S. Government. As such, GSEs are different from “agencies,” which have the explicit backing of the U.S. Government.

Hybrid Securities

Hybrid securities, including trust preferred securities, are securities that have characteristics of both equity securities and debt securities. Hybrid securities are typically issued by corporate entities or by a trust or partnership affiliated with a corporate entity. Hybrid securities usually pay a fixed, variable or floating rate of interest or dividends and can be perpetual or may have a maturity date. A hybrid security may provide for mandatory conversion into common stock under certain conditions, including conditions imposed by applicable regulations. A hybrid security may permit the issuer to defer the payment of interest or dividends. In the event of the bankruptcy or default of an issuer, holders of hybrid securities typically have claims that are senior to holders of the issuer’s equity securities but subordinate to holders of the issuer’s debt securities. The characteristics and use features of hybrid securities may be subject to change as the regulations governing such securities continue to evolve.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if the Fund reasonably expects it cannot be disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment.

International Securities (Generally)

International securities include both direct investment in such securities as well as investment in securities with exposure to the returns of an international market. Generally, international countries are considered to include all countries except the United States. For a more detailed description with respect to those Funds which may invest in emerging market or frontier market securities, please see “Emerging Market Securities and Frontier Market Securities” above.

An issuer of a security and a company generally will be considered to be located in a particular country if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or maintains its principal place of business in, the country; (ii) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods or services produced or sold, investments made or services performed in the country; or (iii) the issuer has at least 50% of its assets in the country.

Investment Grade Debt Securities

Investment grade debt securities are securities rated as investment grade by a nationally recognized statistical ratings organization (“NRSRO”) (e.g., rated in the “Baa” category or above by Moody’s Investors Service, Inc. (“Moody’s”), in the “BBB” category or above by Fitch, Inc. (“Fitch”) or in the “BBB” category or above by S&P® Global Ratings (“S&P”)) at the time of purchase, or, if unrated, are determined to be of the same quality by the Fund’s Advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal.

Loans

Loans are subject to risks discussed under Debt Securities, Interest Rate, Liquidity and Lower-Rated Debt Securities risks. In addition, although Senior Loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower, liquidation of any collateral securing a loan may not satisfy the borrower’s obligation in the event of default or other non-payment of interest or principal, or such collateral may not be readily liquidated. The specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan’s value. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (often referred to as “junk”). Most loans are lower-rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower-rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. The Advisor may rely, in whole or in part, on analyses performed by others.

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Although the overall size and number of participants in the market for Senior Loans has grown, Senior Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of Senior Loans are generally subject to contractual restrictions that must be satisfied before a Senior Loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell Senior Loans, may negatively impact the transaction price and/or may result in delayed settlement of Senior Loan transactions or other illiquidity of such investments. In addition, loan investments may not be considered securities for all regulatory purposes and such investments may not have the protections of federal securities as compared to other Fund investments.

Junior loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Lower-Rated Debt Securities (“Junk Bonds”)

Lower-rated debt securities (often referred to as “high yield” or “junk” bonds) are securities rated below investment grade by an NRSRO (e.g., rated below the “Baa” category by Moody’s, or rated below the “BBB” category by S&P or Fitch) at the time of purchase, or, if unrated, are determined to be of the same quality by the Fund’s Advisor. Generally, debt securities in these categories are considered speculative with regard to the issuer’s capacity to pay interest and repay principal, and may be in default. Lower-rated debt securities are often issued as a result of corporate restructurings such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.

Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges.

Money Market Securities

Money market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy certain of the maturity restrictions for a money market fund,

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some money market securities have demand or put features which have the effect of shortening the security’s maturity.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage-related securities may be U.S. Government Securities or issued by a bank or other financial institution.

Real Estate-Related Companies

A company is considered to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (“REITs”) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies, and financial institutions that issue or service mortgages.

A REIT is a type of U.S. real estate company that is dedicated to owning and usually operating income-producing real estate or to financing real estate. REITs are not subject to U.S. corporate income tax provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

Repurchase Agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, the Fund agrees to buy a security at one price and simultaneously agrees to sell it back at an agreed upon price on a specified future date. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Securities Issued by Other Investment Companies

Investment companies are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies. The Fund may invest in securities of other investment companies, including ETFs. By investing in another investment company, the Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests.

Restrictions on Investments – Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies, unless it is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits.

Fund of Funds Rule – Rule 12d1-4 under the 1940 Act (the “Fund of Funds Rule), permits funds to invest in shares of ETFs and other investment companies beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. The Fund intends on relying on Rule 12d1-4 to the extent the Fund’s Advisor deems it necessary or appropriate.

Structured Notes

A structured note is a debt obligation that may contain an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

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Certain Funds investing in commodities will effect such investment primarily through the purchase of a leveraged structured note. The Fund’s Advisor will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as those issued by the U.S. Treasury and U.S. Government agencies. The combination of the leveraged structured note and the separate pool of high-quality bonds is designed to replicate the performance of the broad commodities markets and will be managed for the exposure to the commodities market. For example, if the Fund were to hold a structured note with three times exposure to a specified commodity index and the Fund’s Advisor hoped to achieve $15 million in exposure, the Advisor would invest $5 million in the structured note and $10 million in high-quality bonds. When the investment performance of the structured note and high-quality bonds is viewed together, the total investment is designed to approximate the unleveraged performance of the index underlying the structured note.

Swaps

OTC swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. Certain swaps are traded on exchanges and subject to central clearing. In a standard OTC swap transaction, two parties agree to exchange returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount” (i.e., a return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index). Credit default swaps are a type of swap agreement in which one party (the “buyer”) is generally obligated to pay the other party (the “seller”) an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as the default of a security, has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the credit default swap in exchange for an equal face amount of deliverable obligations of the security described in the swap, or the seller may be required to deliver the related net cash amount, if the credit default swap is cash settled. Swaps may be traded OTC or centrally-cleared and exchange-traded. Currently, some, but not all, swap transactions are subject to central clearing. In a centrally-cleared swap, immediately following execution of the swap transaction, the swap is novated to a central counterparty and the Fund’s counterparty on the swap becomes the central counterparty.

TBAs

A TBA (To Be Announced) transaction is a contract for the purchase or sale of a mortgage-backed security for future settlement at an agreed upon date but does not include a specified mortgage pool number, number of mortgage pools, or precise amount to be delivered.

U.S. Government Securities

U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, including securities issued by a government-sponsored enterprise. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

When-Issued, Delayed-Delivery and Forward Commitments

The Fund may purchase securities on a when-issued basis, may purchase and sell such securities on a delayed-delivery basis, and may enter into contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (i.e., forward commitments). Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is mades.

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Additional information concerning investment techniques and risks associated with certain of the Fund’s investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to the Fund. From time to time, the Fund may purchase these securities or enter into these strategies to an extent that is more than incidental. The Fund may be restricted or prohibited

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from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Bank Obligations Risk

The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances, along with notes issued by banking institutions, are only as secure as the creditworthiness of the issuing or accepting depository institution. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Borrowing Risk

The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Code. In addition, certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on the Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. Such a transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

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Cash and Cash Equivalents Risk

The Fund may, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Renewable Energy Companies Risk

The Fund, subject to its investment strategies and policies, may invest in renewal energy companies. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Renewable energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for renewable energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect renewable energy companies. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Because many renewable energy infrastructure companies enter into long-term contracts for energy off-put, if their counterparties experience economic stress, there could be subsequent concerns regarding such long-term contracts. As increased capital enters the renewable energy space, combined with decreasing costs, there may be pressure on power pricing, which in turn could result in lower rates of returns on certain projects. The renewable energy sector can also be significantly affected by changes in the prices and supplies of other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations.

Commercial Paper and Variable Amount Demand Master Notes Risk

The Fund may invest in commercial paper, which represent short-term unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. The Fund may also invest in variable amount demand master notes, which are corporate obligations of issuing organizations that share the credit profile of commercial paper (e.g., banks or corporations). The distinct difference between commercial paper and variable amount demand master notes is in the liquidity characteristics of the issuance. While commercial paper is mostly negotiable, with a robust secondary trading market for rated issuers, variable amount demand master notes are issued by a bank or corporation and liquidated on demand. Further, there is no secondary market for variable amount demand master notes. Typically, the issuance of a variable amount demand master note consists of two parts, an “A” note and a “B” note. Both carry an interest rate higher than the commercial paper issued by the same issuer, meant to compensate for the increased liquidity risk. Most often the “A” note is for a fixed investment amount, and can only be redeemed with a fixed notice, such as six to 12 months. The “B” note can be redeemed at any time for any amount presently outstanding.

In selecting commercial paper and other corporate obligations for investment by the Fund, the Advisor also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by the Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether that security presents credit risks consistent with the Fund’s credit quality restrictions and whether the Fund should continue to hold the

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security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund’s credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Advisor determines that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid and only if they are determined to be so in compliance with procedures approved by the Board of Trustees.

Commodities Risk

The Fund, subject to its investment strategies and policies, may invest in commodities. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, natural disasters or other extreme weather conditions, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

Commodities markets generally, and the energy sector specifically, have been adversely impacted by, among other things, the reduced demand for oil and other commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic, public opinion regarding the use of oil and other commodities, and global events affecting the production of oil and other commodities. The continued and future impact on such commodities markets is unknown and may last for an extended period of time.

 Commodity-Linked Securities Risk

The Fund, subject to its investment strategies and policies, may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely,

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during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Conflicts of Interest of the Advisor

Conflicts of interest may arise because the Advisor and its affiliates generally carry on substantial investment activities for other clients in which the Fund will have no interest. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Advisor or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to those of the Fund. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Advisor or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. In addition, to the extent that the Westwood sources and structures private investments in MLPs, Energy Infrastructure Companies or Other Energy Companies, certain employees of Westwood may become aware of actions planned by these companies, such as acquisitions, which may not be announced to the public. Although Westwood maintains procedures to ensure that any material non-public information available to certain Westwood employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Fund could be precluded from investing in a company about which the Advisor has material non-public information.

The Fund’s Advisor also manages other funds that have investment objectives and strategies that are similar to and/or overlap with those of the Fund (collectively, “Affiliated Funds”). Furthermore, the Advisor at some time in the future, manage other investment funds with the same investment objective as the Fund. Investment decisions for the Fund are made independently from those of the Advisor’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Advisor or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by the Advisor, in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Advisor and approved by the Board. In some cases, this system may adversely affect the price or size of the position that the Fund may obtain. In other cases, however, the Fund’s ability to participate in volume transactions may produce better execution for the Fund.

The Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that the Advisor control. The Advisor will allocate private investment opportunities among their clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund. The policies contemplate that the Advisor will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Fund. In this regard, when applied to specified investment opportunities that would normally be suitable for the Fund, the allocation policies may result in certain Affiliated Funds having greater priority than the Fund to participate in such opportunities depending on the totality of the considerations, including, among other things, the Fund’s available capital for investment, its existing holdings, applicable tax and diversification

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standards to which the Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to the Fund’s Advisor is based on the value of the Fund’s assets, as periodically determined. A percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security.

Convertible Securities Risk

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, debentures, and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, such Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objective.

In carrying out this policy, the Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Fund will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the opinion of the Advisor. Certain Funds will only invest in investment-grade convertible securities (those rated in the top four categories by Moody’s).

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average

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would suggest. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk

The Fund, subject to its investment strategies and policies, may invest in foreign securities, The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to gain exposure to a particular currency or currencies as a part of the Fund’s investment strategies, when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty. Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Advisor may be incorrect in its forecasts of market value and currency exchange rates.

Cybersecurity Risk

The use of technology has become more prevalent in the Fund’s management and operations. As a result, the Fund have become more susceptible to risks associated with breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary

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information, suffer data corruption and/or destruction, or lose operational capacity. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking,” “phishing,” or malicious software coding), or attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Additionally, the Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. A cybersecurity or operational breach may result in financial losses to the Fund; the inability of the Fund to process transactions or conduct trades; delays or mistakes in materials provided to shareholders or the calculation of Fund’s net asset values; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Investment Advisor, the distributor and other service providers to the Fund, as well as financial intermediaries, companies in which the Fund invest and parties with which the Fund does business, which could result in losses to the Fund and shareholders and disruptions to the conduct of business between the Fund, shareholders, the Fund’s service providers and/or financial intermediaries.

Cybersecurity breaches of the Fund’s third-party service providers or issuers that the Fund invest in can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While measures have been developed that are designed to reduce cybersecurity risks, there is no guarantee that those measures will be effective, particularly since the Fund do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Fund transact, including companies in which the Fund invest.

In light of recent broad-based cybersecurity attacks, legislators and regulators at both the federal and state levels continue to propose new and more robust privacy-related laws, including the California Consumer Privacy Act of 2018. Such privacy-related laws could expose the Fund to the risks of legal or regulatory proceedings against the Fund by governmental authorities, third-party vendors, or others, which could adversely affect the Fund.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund and its shareholders. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

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In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the coronavirus (COVID-19) pandemic), may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Debt Instruments Risk

The Fund may invest in debt instruments. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such instruments generally declines. These changes in market value will be reflected in the Fund’s net asset value and could also impact the amount of income the Fund generates through debt investments. The rate of interest on a corporate debt instrument may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities Risk.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. An issuer of a debt instrument may repay principal prior to an instrument’s maturity, which can adversely affect the Fund’s yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected instruments, making them more sensitive to interest rate changes and making the Fund’s net asset value more volatile.

The Fund may invest in debt instruments that are rated between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by the Advisor. Such debt instruments may include preferred stocks, investment-grade corporate bonds, debentures and notes, and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt instruments such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the U.S. Government or its agencies, and demand and time deposits of domestic banks, U.S. branches and subsidiaries of foreign banks and foreign branches of U.S. banks. Debt instruments may be acquired with warrants attached. Corporate income-producing instruments may also include forms of preferred or preference stock. Investments in corporate debt instruments that are rated below investment grade (rated below “Baa” by Moody’s) are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Rating agencies may periodically change the rating assigned to a particular security. If a debt instrument satisfies the Fund’s minimum rating requirement when purchased, a subsequent downgrade does not require the sale of the instrument, but the Advisor will consider which action is in the best interest of the Fund and its shareholders, including the sale of the instrument.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Although they may offer higher yields than higher-rated securities, high-risk, low-rated debt instruments (commonly referred to as “junk bonds”) and unrated debt instruments generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the instruments. In addition, the markets in which low-rated and unrated debt instruments are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low-rated or unrated debt instruments may also make it more difficult for the Fund to obtain accurate market quotations for the

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purposes of valuing their portfolios. Market quotations are generally available on many low-rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt instruments, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low-rated debt instruments, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated instruments. In addition, the use of credit ratings as the sole method of evaluating low-rated instruments can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of low-rated instruments. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the instrument was most recently rated.

Low-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt instruments have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt instruments prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt instruments. If the issuer of low-rated debt instruments defaults, the Fund may incur additional expenses seeking recovery.

Depositary Receipts Risk

The Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In un-sponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases, it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Derivatives Risk

The Fund, subject to its investment strategies and policies, may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

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The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to correctly forecast interest rates and other economic factors. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Privately negotiated derivatives typically may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Investment in futures-related and commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to RICs under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to RICs under Subchapter M of the Code.

The 1940 Act generally prohibits funds from issuing senior securities. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions,” notwithstanding prohibitions on the issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the Rule’s conditions. Rule 18f-4 under the 1940 Act, regulates registered investment companies’ use of derivatives and certain related instruments, including short sale borrowing. Rule 18f-4 requires certain funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. Rule 18f-4 limits a fund’s derivative exposure through a value-at-risk limit.

Dividend-Harvesting Strategy Risk

The Fund may use a dividend-harvesting strategy. A dividend-harvesting strategy is an income-producing strategy in which a particular security that is expected to pay a dividend in the near-term is purchased, the security is held until its dividend is paid, and then the security is sold in order to purchase another security about to pay a dividend.

Duration Risk

Duration is one of the fundamental tools used by the Advisor in security selection for certain Funds. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “three” means that a portfolio’s or security’s price would be expected to change by

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approximately 3% with a 1% change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A Fund’s duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every 1% change in interest rate, a Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration).

Emerging Market and Frontier Market Risk

The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Energy Company Risk

The Fund may invest in energy companies. Certain risks inherent in investing in energy and Energy Companies (including MLPs, Energy Infrastructure Companies and Other Energy Companies) include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Companies and Energy Infrastructure Companies. Energy Companies and Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions,

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fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Companies and Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Companies and Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company or Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company or Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Companies and Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Companies and Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies and Energy Infrastructure Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Companies and Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Companies and Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies and Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Companies and Energy Infrastructure Companies.

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Acquisition Risk. The ability of Energy Companies and Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Energy Companies and Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Companies or Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Companies and Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Companies and Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies or Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s or Energy Infrastructure Company’s operations and financial condition.

The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy may increase due to operational risks (such as the Macondo oil spill in the Gulf of Mexico in 2010). Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. Terrorist attacks may have a disruptive effect on the economy and the securities markets. Global events, including particularly in the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy could be direct targets, or indirect casualties, of an act of terror. The U.S. Government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Companies and Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Companies and Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Companies and Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

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Master Limited Partnership Risks. An investment in master limited partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of master limited partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in master limited partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Equity Securities Risk

The Fund may invest in equity securities without regard to market capitalization. Equity securities consist of exchange-traded, OTC and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests, private investments in public equities, depositary receipts, warrants and equity participations.

Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of the Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

In addition, the Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (see “Small and Medium Capitalization Stocks Risk”).

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”) Risk

The Fund may invest in shares of ETFs. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange or New York Stock Exchange. ETFs are priced continuously and trade throughout the day. Each share represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs acquire and hold either:

•	Shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself;

•	Shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index; or

•	Shares of companies included in a basket of securities.

The value of shares of ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index or basket of securities, should, under normal circumstances, closely track the value of the underlying component stocks. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market

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index or basket of securities does not, ETFs that track particular indices or baskets of securities typically will be unable to match the performance of the index or basket of securities exactly. The Fund’s investment in ETFs will be subject to the risks of investing in the ETFs’ underlying securities.

In connection with its investment in ETF shares, the Fund will incur various costs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees’ fees, operating expenses, licensing fees, registration fees, and marketing expenses.

ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares and Standard & Poor’s Depositary Receipts (“SPDRs”). These ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, these ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of these ETFs’ underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell these ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of these ETF shares, including purchases made to reinvest dividends. Because these ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

Aggressive ETF Investment Technique Risk. These ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage. Trading in leveraged ETFs can be relatively illiquid, which means that they may be hard to purchase or sell at a fair price.

Exchange-Traded Notes (“ETNs”) Risk

The Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs,

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ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or the entire amount invested.

ETFs and ETNs Risk

ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index and will incur certain expenses not incurred by their applicable index. Certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF’s or ETN’s ability to track its index. Leveraged ETFs and ETNs are subject to the risk of a breakdown in the futures and options markets they use. Leveraged ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. The market value of ETF or ETN shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its net asset value.

Foreign Currencies Risk

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

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Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s net asset value as expressed in U.S. dollars should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates. The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Foreign Currency Transactions Risk

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

The Fund may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. Eventually some but not all forward contracts will be centrally-cleared and exchanged-traded. Although these changes

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are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency may constitute only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See generally the discussion below on “Forwards, Futures, Swaps and Options Risk.”

The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked” the Advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make.

While certain Fund portfolio managers are authorized to hedge against currency risk, they are not required to do so.

Forwards, Futures, Swaps and Options Risk

As described below, the Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing

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positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Fund holds. The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Advisor’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

With respect to the Fund, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under CFTC Regulation 4.5 under the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

The CFTC has adopted final regulations designed to harmonize the obligations of registered CPOs for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. Historically, the CFTC has mandated that CPOs keep required records at their main business office. The Harmonization Rules provide relief to CPOs by permitting them to maintain books and records with certain third parties, rather than at the main business office, subject to certain conditions. One of these conditions requires the Fund to disclose the location of the Fund’s books and records. Such information is included in the Fund’s registration statement.

Transactions in futures and options by the Fund is subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by its Advisor (or an advisor that is an affiliate of the Fund’s Advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. To the extent the Fund engages in forward contracts to generate total return, the Fund will be subject to these risks.

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Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized, and futures exchanges have central clearinghouses that keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, such Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, such Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

There are several risks in connection with the use of futures by the Fund. In the event futures are used by the Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by its Advisor. It is also possible that, when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance, and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

The Fund may also use futures to attempt to gain exposure to a particular market, index or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.

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With respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, the Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund may contractually agree to close positions prior to physical settlement and/or otherwise agree to avoid non-cash settlement.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below).

In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

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The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

The Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

The Fund may enter into interest rate, total return, equity and other swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference

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rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Advisor may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)

The Fund does not currently intend to, but could in the future, enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” in order to gain exposure to the credit risk of U.S. and non-U.S. fixed-income securities and sovereign debt, as well as mortgage-backed securities. The Funds may also be a “buyer” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default swap agreements or similar instruments may have as reference obligations one or more securities that are not then held by the involved Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional

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up-front amount depending on the current market value of the contract. Except as noted in the next sentence, with respect to credit default swap agreements that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. For credit default swap agreements that are contractually required to physically settle, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.

Equity Swaps

An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case, the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Advisor, believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives, and their value can be very volatile. To the extent that the Fund’s Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

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In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Fund’s Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Geographic and Sector Focus Risk

The Fund may, from time to time, focus on certain geographical areas or sectors. When the Fund’s investments are focused in one or a few sectors of the economy or geographic regions, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors or geographic regions is particularly susceptible to the impact of market, economic, political, regulatory, and other factors affecting those sectors or regions. From time to time, a small number of companies may represent a large portion of a particular sector or a group of related sectors as a whole.

Government-Sponsored Enterprises (“GSEs”) Risk

The Fund may invest in GSEs. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Growth Stocks Risk

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The Fund may invest in growth stocks. Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Fund’s Advisor’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indices.

Hedging Risk

The Fund’s Advisor, from time to time, may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to its Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to its Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Fund’s Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Hybrid Instruments Risk

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative instruments with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be

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derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodity Exchange Act under applicable rules of the Commodity Futures Trading Commission.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Income from certain hybrid instruments may not constitute qualifying income for purposes of Subchapter M. Accordingly, the Fund will monitor the income produced from such investments so that when such income is combined with the Fund’s other non-qualifying income, the Fund will not have more than 10% non-qualifying income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and Distributions declines.

Infrastructure-Related Investments Risk

The Fund, subject to its investment strategies and policies, may invest in the securities of infrastructure-related companies. The Fund considers a company to be an infrastructure-related company if at least 50% of its assets, gross income or net profits are attributable to infrastructure operations. These companies include businesses involved in the ownership, operation or financing of the physical structures and networks used to provide essential services to society. Infrastructure-related companies may include, but are not necessarily limited to, those companies that are active in transportation services (including toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utilities (including electricity, electricity transmission, electricity generation, gas and water distribution, sewage treatment, broadcast and wireless towers, cable and satellite networks), social assets (including courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing), and those companies whose products and services are related to the infrastructure industry (such as manufacturers and distributors of building supplies and financial institutions that issue or service debt secured by infrastructure assets).

Infrastructure-related companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. These companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies, and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Initial Public Offering (“IPO”) Holding Risk

The Fund may invest in IPO. IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which the Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that the Fund will receive an allotment of shares in an IPO

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sufficient to satisfy the Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

International Sanctions Risk

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in Foreign and Developing Markets Risk

The Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in this Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the U.S., but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Furthermore, securities in which the Fund invests may be held in foreign banks and securities depositories, which may be recently organized and subject to limited or no regulatory oversight.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; (viii) currency fluctuations; and (ix) the contagious effect of market or economic setbacks in one country on another developing country.

The Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and

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dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Investments in foreign securities and deposits with foreign banks or foreign branches of U.S. banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), government approval for the repatriation of investment income, capital, or the sale of securities, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic, and economic developments that could adversely affect the Fund’s investments. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro, which subjects the Fund’s investments tied economically to Europe or the euro to additional risks. Investing in euro-denominated (or other European currency-denominated) securities also entails the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (EU) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro.

It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative and may include, but are not limited to: (i) flight of capital from perceived weaker countries to stronger countries in the EU; (ii) default on the domestic debt of any exiting country; (iii) collapse of the domestic banking system of any exiting country; (iv) seizure of cash or assets in the effected countries; (v) imposition of capital controls that may discriminate in particular against foreigners’ asset holdings; and (vi) political or civil unrest. Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the COVID-19 pandemic will stretch the resources and deficits of many countries in the EU and throughout the world, increasing the risk of default on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

Investing through Stock Connect. Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai

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Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect launched on November 17, 2014. Therefore, further developments are likely as the program matures and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly traded securities of companies identified by the U.S. Government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that the Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, the Fund may incur losses.

Leverage Risk

The Fund may, from time to time, use leverage for investment purposes. The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of the Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such a transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

LIBOR Transition Risk

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The Fund may have been exposed to financial instruments that were tied to the London Interbank Offered Rate (“LIBOR”). Until recently, LIBOR was used as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on June 30, 2023. However, the U.K. Financial Conduct Authority has required the ICE Benchmark Administration Limited to continue publishing a subset of U.S. dollar LIBOR settings on a ”synthetic” basis through March 2024 for the three month sterling LIBOR setting and September 2024 for the one-, three-, and six-month sterling LIBOR settings. In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Borad will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which has replaced U.S. dollar LIBOR. Market participants generally have adopted alternative rates such as SOFR or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International SWAPs and Derivatives Association, Inc. (ISDA) launched a protocol to incorporate fallback provisions. Notwithstanding the foregoing actions, there still remains uncertainty regarding successor reference rate methodologies and there is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. The transition process away from LIBOR could lead to increased volatility and illiquidity in markets for instruments whose terms previously relied on LIBOR. It could also adversely impact the value of some investments previously linked to LIBOR and reduce the effectiveness of new hedges placed against investments linked to alternative rates. The transition away from LIBOR may also result in operational issues for the Fund and the Adviser, including the need of making regular fair valuation determinations. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. All of the aforementioned may adversely affect the Fund’s performance and/or NAV.

Liquidity Management Practices Risk

Certain Funds may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Funds to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. The percentage of net assets of which the Fund may enter into a Letter of Credit or Line of Credit arrangement are limited to the extent permitted by the 1940 Act and rules and interpretations thereunder.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. In the case of a Line of Credit arrangement, the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time

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experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Loans Risk

The Fund, subject to its investment strategies and policies, may invest in loans. Loans are subject to risks discussed under Debt Instruments Risk. In addition, although senior loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower, as compared to subordinated debtholders and stockholders of the borrower, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the loan’s value. Senior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (often referred to as “junk”). Most loans are lower-rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower-rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Due to the lack of centralized information and trading, the valuation of loans may carry more risk than exchange-listed instruments. The Fund’s Advisor may rely in whole or in part on analyses performed by others. Although the overall size and number of participants in the market for senior loans has grown, senior loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of senior loans are generally subject to contractual restrictions that must be satisfied before a senior loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell senior loans, may negatively impact the transaction price and/or may result in delayed settlement of senior loan transactions or other illiquidity of such investments. As a result, transactions in senior loans that settle on a delayed basis may limit the Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. The Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. In addition, loan investments may not be considered securities for all regulatory purposes and such investments may not have the protections of the federal securities as compared to other Fund investments. Junior loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

Loan Participations and Assignments Risk

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates or can buy part of a loan. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Restricted and Illiquid Securities Risk” for a discussion of the limits on the Fund’s investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

In addition, loan investments are subject to a number of other risks, including but not limited to the following: (1) non-payment of interest and/or principal; (2) to the extent a loan is collateralized, a decline in the value of collateral and difficulty or delay in obtaining or selling collateral in the event of the borrower’s default or bankruptcy; (3) lack of publicly available information about borrowers; and (4) the highly speculative nature of indebtedness of companies with poor creditworthiness, including the risk that companies will never pay off their indebtedness.

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Manager Risk

The Fund’s portfolio is subject to management risk because it is actively managed. The Fund’s Advisor, applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Certain securities of other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the Advisor or individual portfolio managers, may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

The Fund depends upon its Advisor’s key personnel for its future success and upon the Fund’s access to certain individuals and investments. In particular, the Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor Fund investments. The Fund also depends on the senior management of the Advisor. The departure of any of the Fund’s portfolio managers or the senior management of its Advisor could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Advisor will remain its investment advisor or that the Fund will continue to have access to the Advisor’s industry contacts and deal flow.

Margin Deposits and Cover Requirements for Futures Contracts Risk

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund’s Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

When entering into a futures contract that must be cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. The Fund may contractually agree to close positions prior to settlement and/or otherwise agree to avoid non-cash settlement.

Master Limited Partnership (“MLP”) Risk

Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners.

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Limited partners (like the Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The Fund is not eligible for a deduction from income received from MLPs that is available to individuals who invest directly in MLPs.

Reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the COVID-19 pandemic. Global oil prices declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities reached their storage capacities. Varying levels of production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies.

Momentum Style Risk

The Fund, subject to its investment strategies and policies, may, from time to time, use a momentum style of investment. Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

Money Market Instruments Risk

The Fund may invest in the following instruments which are commonly referred to as “money market instruments”:

(i)	Obligations (including certificates of deposit and bankers’ acceptances) maturing in 13 months or less of (a) banks organized under the laws of the U.S. or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term “certificates of deposit” includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. “Eurodollars” are dollars deposited in banks outside the U.S.; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

(ii)	Commercial paper, variable amount demand master notes, bills, notes, and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, and denominated in U.S. dollars. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Advisor.

Mortgage-Related and Other Asset-Backed Securities Risk

The Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully

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utilize these instruments may depend in part upon the ability of the Advisor to correctly forecast interest rates and other economic factors.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government Securities by the Fund, while other CMOs, even if collateralized by U.S. Government Securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests. Certain Fund will only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA Certificates, FNMA or FHLMC or CMOs issued by FHLMC.

A real estate mortgage investment conduct (“REMIC”) must elect to be, and must qualify for treatment as such, under the Code. A REMIC must consist of one or more classes of “regular interests,” some of which may be adjustable rate, and a single class of “residual interests.” To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. Certain Funds do not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small

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compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks.

Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Fund may invest in other asset-backed securities that have been offered to investors. Additionally, the security will be treated as illiquid unless: (i) it is rated at least “BBB”/“Baa” or a comparable rating from another nationally recognized statistical ratings organization, (ii) at least two dealers make a market in the security, (iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. Government issued and backed by fixed-rate mortgages.

The yield characteristics of mortgage-related securities and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor’s ability to realize full payment. In the case of automobile receivables, due to various

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legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage- or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage- or asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When the general level of interest rates rises, the value of a mortgage- or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage- or asset-backed securities and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances.

The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. Government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Fund’s investments in securities in the mortgage industry as a whole.

Municipal Bonds Risk

The Fund, subject to its investment strategies and policies, may invest in municipal bonds. Interest rates on tax exempt municipal bonds are generally lower than taxable bonds. If tax exempt shareholders invest in the Fund, they would not obtain any benefit from the potential to receive tax exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax exempt municipal obligations. In addition, if the Fund invests less than 50% of its total assets (including borrowings for investment purposes and proceeds from short selling, if any) in federally tax-exempt municipal bonds, no portion of the Fund’s distributions would be designated as tax exempt dividends.

Generally, municipal bonds are issued as general obligations of a state or local government that are secured by the issuer’s taxing power, or as revenue bonds that are secured by user fees and other revenues pledged to pay debt service on such bonds. The major portion of municipal bonds are issued to fund public projects, including economic development, education, electric power, healthcare, housing, transportation, water and sewer, and pollution control. The value of municipal bonds can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality, and a municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. There is no guarantee that an active and robust market will exist for municipal bonds, and the Fund may find it difficult to purchase or sell such bonds at opportune times.

In addition, U.S. federal tax law has enabled governmental issuers to issue billions of dollars of tax-exempt municipal bonds on behalf of certain corporate entities for various qualified purposes. Corporate-backed municipal bonds are typically issued as limited obligations of a governmental issuer payable from revenues derived pursuant to a loan, lease, installment sale or financing agreement with a corporate entity (including, but not limited to, entities such as airlines, electric utilities, healthcare facilities, and industrials). Such bonds are typically treated as a long-term debt on a parity with senior unsecured bonds issued by such corporate entity, except that interest payable on corporate-backed municipal bonds is federally tax exempt. In addition, corporate credits in the municipal bond market generally trade at a higher pre-tax yield than an equivalent corporate credit in the corporate bond market and, therefore, it is possible for investments in corporate-backed municipal bonds to achieve higher relative returns than comparable investments in corporate bonds.

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The costs associated with combatting the COVID-19 pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the Fund.

Operational Risk

An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Participation Notes (“P-Notes”) Risk

The Fund may invest in P-Notes. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.

Preferred Stock Risk

The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The Fund may purchase preferred stock of companies which have also issued other classes of preferred stock or debt obligations that may take priority as to payment of dividends over the preferred stock held by the Fund.

In addition, preferred stock often has special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities. Among other risks described in the Prospectuses and this SAI, the following issues are particularly associated with investments in preferred stock.

•	Deferral and Omission of Distributions. Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.

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•	Limited Voting Rights. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. In the future, preferred stock may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred stock.

Private Investment Funds Risk

The Fund, subject to its investment strategies and policies, may invest in private investment funds, also known as hedge funds, which will pursue alternative investment strategies. An investment in a private investment fund involves certain risks relating to, among other things, the nature of the investments and investment techniques to be employed by the private investment fund. Because of the speculative nature of the investments and trading strategies of private investment funds, there is a risk that the Fund may suffer a significant or complete loss of its invested capital in one or more private investment funds. Private investment funds may utilize a variety of special investment instruments and techniques to hedge the portfolios of the funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the fund’s investment objective. Certain of the special investment instruments and techniques that the fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Interests in a private investment fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted.

Privately Issued Stripped Securities Risk

The Fund, subject to its investment strategies and policies, may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than nonstripped securities.

Privatizations Risk

The Fund, subject to its investment strategies and policies, may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Quantitative Strategy Risk

A quantitative strategy means that investments are selected based upon a customized group of proprietary models designed by the Fund’s Advisor. A model attempts to enhance returns, within defined risk parameters, relative to a benchmark by analyzing relevant market related information. The success of certain Funds’ principal investment strategies depends on the skill of the Fund’s Advisor in designing and using its analytical model as a tool for selecting investments.

Trading Judgment

The success of the proprietary valuation techniques and trading strategies employed by the Fund is subject to the judgment and skills of the Advisor and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Fund. There can be no assurance that the investment decisions or actions of the Advisor, as appropriate, will be correct. Incorrect decisions or poor judgment may result in substantial losses.

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Models and Data Risk

Given the complexity of the investments and strategies of the Fund, the Advisor relies on quantitative models (both proprietary models developed by the Advisor and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Obsolescence Risk

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the Advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result. The Advisor will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on the Fund’s performance.

Crowding/Convergence

There is significant competition among quantitatively focused managers, and the ability of the Advisor to deliver returns consistent with the Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the Advisor’s models used for the Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Risk of Programming and Modelling Errors

The research and modelling process engaged in by the Advisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Advisor seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies.

Involuntary Disclosure Risk

As further described in the Prospectus, the ability of the Advisor to achieve its investment goals for the Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Advisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or

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disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Advisor’s Models and Data, and thereby impair the relative or absolute performance of the Fund.

Proprietary Trading Methods

Because the trading methods employed by the Advisor on behalf of the Fund are proprietary, a shareholder will not be able to determine any details of such methods or whether they are being followed.

Real Estate Securities and REITs Risk

Certain Funds may invest in the common and senior securities of real estate investment trusts (“REITs”) and other real estate companies, including preferred stock, convertible preferred stock, and corporate debt. (The Fund invests primarily in non-U.S. securities of real estate and real-estate-related companies). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute to shareholders annually 90% or more of its otherwise taxable income.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio and have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental cleanup costs; condemnation or casualty losses; risks related to general and local economic conditions; legislative or regulatory changes; overbuilding and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT equity securities. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay their debt to the REIT when due. Equity REIT securities may be affected by changes in the value of the underlying property owned by the REIT and the ability of tenants to pay rent. In addition, REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income and failing to maintain exemption under the 1940 Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

In the event that an issuer of real estate-related securities suffers adverse changes in its financial condition, this could lower the credit quality of the securities it has issued, leading to greater volatility in the price of the securities and in the shares of the Fund. A change in the quality rating of a security can also affect its

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liquidity and make it more difficult for the Fund to sell. To the extent that an issuer has exposure to sub-prime investments, this may further affect the liquidity and valuation risk associated with the issuer.

The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act of 2017 generally allows individuals and certain non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Proposed regulations (having immediate effect) allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

Securities of companies in the real estate industry have been and may continue to be negatively affected by the COVID-19 pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.

Regulation S Securities Risk

The Fund, subject to its investment strategies and policies, may invest in equity or fixed-income securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States, pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Because Regulation S Securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid. Furthermore, as these securities are generally less liquid than registered securities traded on established secondary markets, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory and Market Developments Risk

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and non-U.S. governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could diminish or preclude the Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the Fund’s portfolio holdings.

Further, the transmission by the novel coronavirus designated as COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial

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outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Repurchase Agreements Risk

Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy.

The Fund will enter into such agreements only with commercial banks and registered broker-dealers, as well as other financial institutions which the Advisor deems creditworthy under guidelines approved by the Board of Trustees. In these transactions, the securities issued by the Fund will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect the Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Fund in connection with bankruptcy proceedings), it is the current policy of the Fund to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

 Restricted and Illiquid Securities Risk

The Fund may invest in illiquid or restricted securities if the Fund’s Advisor believes that they present an attractive investment opportunity. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if the Fund reasonably expects it cannot be disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. Its illiquidity might prevent the sale of such a security at a time when the Fund’s Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

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Illiquid securities generally include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Fund’s Advisor has determined to be liquid under procedures approved by the Board of Trustees).

The Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Reverse Repurchase Agreements Risk

The Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Risks of Owning Securities of Affiliates

The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act. In the absence of an applicable exemptive rule, such status could impact certain investment decisions.

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In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partner interests of MLPs that the Fund holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the fund the de facto power to exercise a controlling influence over such MLP. The Fund believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and the Fund’s affiliates, may from time to time engage in certain of such transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC.

There is no assurance that the Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

Rule 144A Securities Risk

The Fund may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). In addition to an adequate trading market, the Advisor will also consider factors such as trading activity, availability of reliable price information, and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund.

Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). The Advisor anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by the Fund, however, could affect adversely the marketability of the Fund’s securities and, consequently, the Fund might be unable to dispose of such securities promptly or at favorable prices. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board.

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Certain investments are considered illiquid or restricted due to a limited trading market or legal or contractual restrictions on resale or transfer, or are otherwise illiquid because they cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment. Such illiquid investments may include securities eligible for resale under Rule 144A thereunder. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities.

Securities Issued by Other Investment Companies Risk

The Fund may invest in securities of other investment companies, including investment companies which may not be registered under the 1940 Act. Certain Funds may invest in affiliated and unaffiliated no-load, open-end money market funds and short-term bond funds for cash management purposes. By investing in another investment company, the Fund is exposed to the risks of the underlying investment company in which it invests in proportion to the amount of assets the Fund allocates to the underlying investment company. In addition, the Fund’s investment in other investment companies is limited by the 1940 Act and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

The Fund’s investments in other investment companies may include investments in various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the prospectus. ETFs are discussed above in greater detail.

Generally, the Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one such investment company, unless it is able to rely on and meet the requirements of one or more rule under the 1940 Act that permit investments in other investment companies in excess of these limits.

Rule 12d1-4 under the 1940 Act (the “Fund of Funds Rule”) allows funds to invest in other investment companies in excess of certain of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on the Fund of Funds Rule generally must, among other requirements, enter into a fund of funds investment agreement with the acquired fund. The Fund of Funds Rule outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s advisor.

Securities Lending Risk

In order to generate additional income, the Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage of the value of the Fund’s net assets under applicable laws and regulations, currently 33 1/3%.The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government Securities or other liquid, high-grade debt securities, or by a letter of credit in favor of the Fund in a separate account maintained by the custodian at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending fund. During the time portfolio securities are on loan, the borrower pays the lending fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the lending fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending fund, the lending fund could experience delays in recovering its securities and possible capital losses. The Fund may pay reasonable finders’ and custodial fees in connections with loans. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not lend its securities to any director, officer, employee, or affiliate of the Advisor, the Administrator or the Distributor, unless permitted by applicable law.

The Fund does not engage in the lending of portfolio securities during the past fiscal year.

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Short Sale Risk

The Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on such Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

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Small and Medium Capitalization Stocks Risk

The Fund may invest its assets in the common stocks and other equity securities of small- and medium-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (see “Liquidity Risk”). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Structured Notes Risk

The Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The Fund may invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Structured Securities Risk

The Fund, subject to its investment strategies and policies, may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

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Swap Agreements Risk

The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. The Funds may enter into swap agreements that are traded OTC and swap agreements that are centrally-cleared and exchange-traded. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into OTC credit default swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor as appropriate.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty.

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Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated or “earmarked” account consisting of assets determined to be liquid by the Fund’s Advisor as appropriate, in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Fund’s Advisor as appropriate, to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness. Currently, some, but not all, interest rate swaps and credit default swaps are subject to central clearing. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty and the Fund’s counterparty on the swap agreement becomes the central counterparty. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative contracts including interest rate swaps and credit default swaps. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements and/or require the Fund to trade its swaps in its respective wholly-owned subsidiary. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In addition, the Fund’s use of swaps may reduce the Fund’s returns and increase volatility.

Tender Option Bonds Risk

The Fund, subject to its investment strategies and policies, may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates.

The holders of floating rate certificates have the benefit of the agreement of a creditworthy third-party agent, such as a bank, broker-dealer or other financial institution, to remarket and/or purchase the floating rate certificates at face value upon tender by the holder. The agent receives periodic fees to remarket and provide liquidity for the floating rate certificates. As a result of this agreement, the holder of a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. The remarketing/liquidity agent normally will not be obligated to remarket or purchase tendered floating certificates in the event of certain defaults of the issuer of the municipal securities, a determination of taxability on the underlying municipal securities or a downgrading below agreed levels in the credit rating assigned to the underlying municipal securities. There is a risk that the Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

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These programs are intended to provide the holders of certificates with tax-exempt income at a variable rate. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to a remarketing agent at agreed-upon intervals. In the event of a failed remarketing, except in limited circumstances, a liquidity provider steps in to provide for the purchase of the certificates. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears first loss risk that the underlying bonds decline in value because of changes in market interest rates or for other reasons. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If the trust in a tender option bond program would fail to qualify as a partnership for federal income tax purposes, the trust could become subject to entity level tax and the certificate holders could receive taxable ordinary income.

Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act effectively preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. In response to these rules, industry participants have begun using various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a municipal fund would structure and sponsor a tender option bond trust. As a result, a municipal fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the municipal funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

TIPS and Inflation-Linked Bonds Risk

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

U.S. Government Obligations Risk

The Fund may invest in U.S. government obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by FHLMC, FNMA, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the U.S. Treasury.

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On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement were both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have

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the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

Value Style Risk

Although the Fund may invest in securities that the Advisor believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes is their full market values, either because the market fails to recognize what the Advisor considers to be the companies’ true business values or because the Advisor misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Variable and Floating Rate Securities Risk

The Fund may invest in variable or floating rate securities. Variable and floating rate securities are instruments that have a coupon or interest rate that is adjusted periodically due to changes in a base or benchmark rate. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against a rise in interest rates, although the Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and the Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. In particular, when interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid

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dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. See “Mortgage-Related and Other Asset-Backed Securities Risk” for a discussion of IOs and POs.

Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Fund’s Advisor under guidelines approved by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Fund’s Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Variable and floating rate securities may utilize the LIBOR as the reference or benchmark rate for interest rate calculations. However, as discussed in “LIBOR Replacement Risk” above, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR.

As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.

Warrants and Rights Risk

The Fund may invest in warrants and rights or acquire a warrant or right through ownership of equity issues of a company. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant or right may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or right or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

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When-Issued Securities and Firm Commitment Agreements Risk

The Fund may purchase securities on a delayed delivery or “when-issued” basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 15% of its net assets on a when-issued or firm commitment basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate or “earmark” cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund’s aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund’s aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Zero-Coupon Securities Risk

The Fund may invest in zero-coupon securities. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Brokerage Transactions

Generally, equity securities, both listed and OTC, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Advisor that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal periods ended October 31, 2023 and December 31, 2022, respectively, the Fund (and its Predecessor Fund, as applicable) paid the following aggregate brokerage commissions on portfolio transactions as noted below:

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Fiscal Period Ended	Brokerage Commissions Paid by the Fund
2023	$[●]
2022*	$13,626**

* Includes the Fund and its Predecessor Fund.

** The increase in brokerage commissions is due to an increase in trading.

For the fiscal years ended December 31, 2020 and 2021, the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions as noted below:

Predecessor Fund	2020	2021
Salient Global Real Estate Fund	$30,413	$32,285

** The increase in brokerage commissions is due to an increase in trading.

^ The decrease in brokerage commissions is due to a decrease in trading.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts, and not all services may necessarily be used by the Advisor in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to, and not in lieu of, the services required to be performed by the Advisor, under their Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases, the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Advisor make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor face a potential conflict of interest, but the Advisor believe that their allocation

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procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Advisor may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal periods ended October 31, 2023 and December 31, 2022, respectively, the Fund (and its Predecessor Fund, as applicable) paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Advisor:

Fiscal Period Ended	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
2023	$[●]	$[●]
2022	$16,152.07*	$23,446.09*

* Includes the Fund and its Predecessor Fund.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form. The Fund reserves the right to reject any purchase request and/or suspend the offering of their shares at any time.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of its shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund has committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. A redemption in kind will consist of liquid securities equal in market value to the Fund’s shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will be responsible for any taxes and brokerage charges associated with selling the securities.

ADDITIONAL SERVICES AND PROGRAMS

As noted in the Prospectus, the Fund offers the following shareholder services:

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Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan

The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to their Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (see the heading “How to Sell Your Fund Shares” in the Prospectuses); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DETERMINATION OF SHARE PRICE

Net Asset Value

The share price or NAV of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined by the Advisor, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the

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last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Fund intends to elect to qualify and to continue to qualify to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although the Fund intends to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organization requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

The Fund may elect to treat part or all of any “qualified late-year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the

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operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities they hold and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF, an underlying fund taxable as a RIC, or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain of the Fund’s investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction for a portion of the dividends paid and to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

When a dividend or distribution is received shortly after the purchase of shares, it reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a

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return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges, or Redemptions

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($125,000 if married and filing separately, $250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as RICs, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the

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Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as RICs at a time when the Advisor might not otherwise have chosen to do so.

Certain derivative investment by the Fund, such as exchange-traded products and OTC derivatives may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the Asset Test with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Advisor might not otherwise have chosen to do so.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward contracts, and futures, as well as its long and short positions in portfolio securities may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.

To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will generally be entirely short-term capital gain to the Fund.

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In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities, it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy the Distribution Requirement and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP“) (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code Section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

Certain Funds intend to invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but the Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The

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Fund will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests.

Investments in QPTPs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by the Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. The Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.

MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV, Distributions and Dividends (Form 1099-DIV”) to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. "Qualified publicly traded partnership income" is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Fund, are not permitted to pass the special character of this income through to their shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

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REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the Distribution Requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the Distribution Requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues

The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Fund intends to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S.

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currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim foreign tax credit with respect to such foreign income taxes. If the Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund's shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

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Backup Withholding

The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals), or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files a valid Form W-8ECI, Certificate of Foreign Person’s Claim That Income Is Effectively Connected with the Conduct of a Trade or Business in the United States, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid Form W-9, Request for Taxpayer Identification Number and Certification, or applicable series of Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886, Reportable Transaction Disclosure Statement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

PORTFOLIO TURNOVER

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal periods ended October 31, 2023 and December 31, 2022, the portfolio turnover rates for the Fund and its Predecessor Fund were as follows:

Fiscal Period	Portfolio Turnover Rates
2023	[●]%
2022	29%*

* Includes the Fund and its Predecessor Fund.

GENERAL INFORMATION

Description of the Trusts and their Shares

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The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the Fund, each of which represents an equal proportionate interest in the fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

Limitation of Trust and Trustees’ Liability

Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Proxy Voting

The Trust and the Advisors have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Advisor are attached to this SAI as Appendix B, and Appendix C, respectively.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record will be available: (i) without charge, upon request, by calling 1-877-FUND-WHG (1-877-386-3944) and (ii) on the SEC’s website at sec.gov.

Financial Statements

The Fund’s audited financial statements for the fiscal year ended December 31, 2022, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request the Annual and Semi-Annual reports of the Fund, at no charge, by calling 1-877-FUND-WHG (1-877-386-3944). You may also request a copy of Fund’s Annual and Semi-Annual reports, once available, at no charge, by calling the Fund at 1-877-FUND-WHG (1-877-386-3944).

Anti-Money Laundering Program

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, which is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

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Control Persons and Principal Holders of Securities

As of April 7, 2023, the Trustees and officers of the Trust as a group beneficially owned (i.e., had direct or indirect voting or investment power) less than 1% of the outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds:

Westwood Global Real Estate Fund – A Class Shares

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	[●]%
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	[●]%
Charles Schwab & Co Inc/Special Custody Acct. FBO Customers 211 Main Street San Francisco, California 94105-1901	[●]%

Westwood Global Real Estate Fund – C Class Shares

Brown Family Trust/Steven E Brown & Judy C Brown TR U/A 11/16/00 1591 Via Parque Thousand Oaks, California 91360-6931	[●]%
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National Financial Services LLC/For the Exclusive Benefit of Our Customers 499 Washington Blvd, 4th Floor Jersey City, New Jersey 07310-1995	[●]%
Ed & Ruth McMullin 2000 Living Trust/Ruth McMullin TR U/A 08/04/2000 325 Sylvan Avenue, SPC 122 Mountain View, California 94041-1638	[●]%
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	[●]%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	[●]%
Carolyn F Harber Trust/DTD 04/18/2014 Carolyn F Harber TTEE 1241 11th Street Hermosa Beach, California 90254-4356	[●]%

Westwood Global Real Estate Fund – Institutional Shares

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	[●]%
LPL Financial 4707 Executive Drive San Diego, California 92121-3091	[●]%
TD Ameritrade Inc/FBO Our Customer P.O. Box 2226 Omaha, Nebraska 68102-2226	[●]%
NFS LLC For The Exclusive/Benefit of Our Customers 499 Washington Blvd, 4th Floor Jersey City, New Jersey 07310-1995	[●]%
Kamer Revocable Trust/John P Kramer & Eileen R Kramer TR U/A 07/01/1997 137 Purdue Avenue Kensington, California 94708-1032	[●]%

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APPENDIX A – TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Interested Trustees:
David K. James*^ Year of Birth: 1970	April 2023 to present October 2022 to April 2023 July 2021 to October 2022	Trustee (April 2023 to present) Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (“Ultimus”) and a member of the board of managers of Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)	31	Interested Trustee of 12 series of the Capitol Series Trust (a registered management company) (2021 to present)
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	31	n/a
David M. Deptula^ Year of Birth: 1958	2012 to December 31, 2023	Trustee (2012 to December 31, 2023)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	31	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2014)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	31	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	31	Trustee of the San Diego City Employees' Retirement System (2019 to present)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	31	n/a
Keith Shintani^	Since January 1, 2024	Trustee (commencing January 1, 2024)	Senior Vice President of Relationship Management at U.S. Bank Global Fund Services (1998 to 2022);	31	Trustee of the Matrix Advisors Fund Trust (2023 to present)
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Director of Finance at Charles Schwab Investment Management (January 1997 to December 1997); Manager of Mutual Fund Operations of PIMCo Advisors L.P. (1993 to 1995); Variable Products Manager of Pacific Life Insurance Company (1989 to 1993); and Senior Accountant of Deloitte and Touche (1986 to 1989)

^ Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

* Mr. James is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor.

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Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Vice President, Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018)
Shannon Thibeaux-Burgess Year of Birth: 1970	April 2023 to present	Vice President	Senior Vice President, Relationship Management with Ultimus Fund Solutions, LLC (2022 to present); Head of Regulatory Service with J.P. Morgan Chase & Co. (2020 to 2022); Chief Administrative Officer of State Street Bank (2013 to 2020)
Jennifer L. Leamer^ Year of Birth: 1976	2014 to December 31, 2023 April 2014 to October 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Treasurer (Commencing January 1, 2024) Assistant Treasurer (2016 to December 31, 2023)	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and AVP, Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Susan Bateman Year of Birth: 1966	Commencing January 1, 2024	Assistant Treasurer	Assistant Vice President, Financial Administration (2023 to present) of Ultimus Fund Solutions, LLC; Assistant Vice President, Financial Administration (2018 to 2023) of Citi Fund Services, Inc.
Karen Jacoppo-Wood^ Year of Birth: 1966	April 2023 to present	Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 to present); Managing Director and Managing Counsel (2019 to 2022) and Vice President and Counsel (2014 to 2019) of State Street Bank and Trust Company
Natalie S. Anderson^ Year of Birth:1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC
Jesse Hallee^ Year of Birth: 1976	April 2023 to present	Assistant Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (June 2019 to present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 to 2019)
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin Dean^ Year of Birth: 1963	2020 to present 2019 to 2020 2016 to 2017	Assistant Chief Compliance Officer Interim Chief Compliance Officer Assistant Chief Compliance Officer	President of Northern Lights Compliance Services, LLC (February 2023 to present); Senior Vice President, Head of Fund Compliance (2020 to January 2023) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^ Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

ULTIMUS MANAGERS TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	Purpose; Delegation

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	Definitions

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Funds, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	Policy for Voting Proxies Related to Other Portfolio Securities

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	Conflicts of Interest

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The

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Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	Routine Proposals

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	Proxy Manager Approval

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	Proxy Voting Procedures

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	Form N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	Investment Advisers’ Voting Procedures

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

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Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX C – PROXY VOTING POLICIES AND PROCEDURES

WESTWOOD MANAGEMENT CORP.

POLICIES AND PROCEDURES FOR VOTING PROXIES

Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has a responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm-Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest. In addition, Westwood will implement “echo voting” (voting pro rata with all other shareholders) for investment company clients relying on Investment Company Act §12(d)(1)(F) and Rule 12d1-3 in order to allow certain purchases of other investment companies in excess of limits that would otherwise apply.

Responsibility.

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients, (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients, and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines. Westwood conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

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Proxy Voting Records.

With respect to proxy record keeping, the Data Management Team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures.

a.	All employees forward proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients and Glass Lewis provides voting recommendations;
b.	Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;
c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;
d.	Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;
e.	If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and,
f.	Broadridge completes the proxy in a timely and appropriate manner.
g.	For certain investment companies managed by Westwood and approved by the CCO (each a “Westwood 12d1F Fund”), Westwood will implement echo voting for shares of other investment companies (each an “Acquired Fund”) held by a Westwood 12d1F Fund. The Data Management Team will override any Glass Lewis proxy voting recommendations with respect to shares of an Acquired Funds held by a Westwood 12d1F Fund, and will instead, vote all such Acquired Fund shares pro rata with all other shareholders of each respective Acquired Fund. The Data Management Team will record any votes made with echo voting as overrides to the Glass Lewis recommendations.

Disclosure.

a.	Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes information whereby clients may request information regarding how Westwood voted the client’s proxies;
b.	Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm’s proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the Firm's advisory agreements.

Client Requests for Information.

a.	All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Data Management Team; and
b.	In response to any request, the Data Management Team prepares a written response with the information requested, and as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

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Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients; and
b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:
i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client;
ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;
iii.	Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;
iv.	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;
v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholders.

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PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated July 12, 2021, is incorporated by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-14, filed on August 10, 2021.

(b)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(d)(1)(i)	Investment Advisory Agreement with Lyrical Asset Management LP, dated January 22, 2013, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(d)(1)(ii)	Amended Schedule A, to the Investment Advisory Agreement with Lyrical Asset Management, LP, for the Lyrical U.S. Value Fund, the Lyrical International Value Equity Fund, and the US Value ETF (the “Lyrical Funds”) is incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(d)(2)	Investment Advisory Agreement with Wavelength Capital Management, LLC for the Wavelength Fund is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 212 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 30, 2022.

(d)(3)	Investment Advisory Agreement with Edge Capital Group, LLC for the Blue Current Global Dividend Fund, dated September 8, 2023, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

(d)(4)(A)	Investment Advisory Agreement with Marshfield Associates, Inc., dated December 27, 2015, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2015.

(d)(4)(B)	Amended Schedule A to the Investment Advisory Agreement with Marshfield Associates, Inc., dated July 28, 2016, is incorporated by reference to Exhibit (d)(13)(B) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(d)(5)	Investment Advisory Agreement with Hudson Valley Investment Advisors, Inc. for HVIA Equity Fund is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.
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(d)(6)	Investment Advisory Agreement with Edgemoor Investment Advisors, Inc., dated January 27, 2017, for the Meehan Focus Fund, is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(d)(7)	Investment Advisory Agreement with Kempner Capital Management, Inc., dated April 14, 2017, for the Kempner Multi-Cap Deep Value Fund is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(d)(8)	Investment Advisory Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(d)(9)	Investment Advisory Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(d)(10)(i)	Investment Advisory Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (the “Q3 Funds”), is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(d)(10)(ii)	Amended Schedule A to the Investment Advisory Agreement with Q3 Asset Management Corporation, for the Q3 Active Rotation ETF (the “Q3 ETF”) is incorporated by reference to Exhibit (a)(10)(ii) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.

(d)(11)(i)	Investment Advisory Agreement with Blueprint Fund Management LLC, for the Blueprint Adaptive Growth Allocation Fund (formerly the “Blueprint Growth Fund”)(the “Blueprint Fund”), is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(11)(ii)	Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, for the Blueprint Fund, is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(12)	Investment Advisory Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

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(d)(13)(i)

Investment Advisory Agreement for the Westwood Alternative Income Fund, Westwood High Income Fund, Westwood Income Opportunity Fund, Westwood Quality AllCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality Value Fund and Westwood SmallCap Growth Fund, Westwood Total Return Fund and Westwood Quality MidCap Fund (collectively, the “Westwood Funds”) with Westwood Management Corporation is incorporated by reference to Exhibit (6) of Registrant’s Registration Statement on Form N-14, filed on August 10, 2021.

(d)(13)(ii)

Amended Schedule A to the Investment Advisory Agreement for the Westwood Funds with Westwood Management Corporation is incorporated by reference to Exhibit (d)(13)(ii) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

(d)(14)(i)	Investment Advisory Agreement for the Westwood Salient Global Real Estate Fund, Westwood Salient Select Income Fund, Westwood Broadmark Tactical Growth Fund, and Westwood Salient MLP & Energy Infrastructure Fund with Westwood Management Corporation is incorporated by reference to Exhibit (d)(14)(i) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(14)(ii)	Investment Sub-Advisory Agreement for the Westwood Broadmark Tactical Growth Fund, with Broadmark Asset Management, LLC and Westwood Management Corporation is incorporated by reference to Exhibit (d)(14)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(15)(i)	Investment Advisory Agreement for the Westwood Broadmark Tactical Plus Fund with Salient Advisors, L.P. is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(15)(ii)	Investment Sub-Advisory Agreement for the Westwood Broadmark Tactical Plus Fund, with Broadmark Asset Management, LLC and Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(16)	Investment Advisory Agreement for the Nia Impact Solutions Fund with Nia Impact Capital is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(e)(1)(A)(i)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated February 1, 2019, is incorporated by reference to Exhibit (e)(1)(A) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(e)(1)(A)(ii)	Amended Schedule A to the Distribution Agreement, for the Nia Impact Solutions Fund, is incorporated by reference to Exhibit (e)(1)(A)(ii) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

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(e)(1)(A)(iii)	Amended Schedule A to the Distribution Agreement, for the Westwood Salient Global Real Estate Fund, Westwood Salient Select Income Fund, Westwood Broadmark Tactical Growth Fund, Westwood Salient MLP & Energy Infrastructure Fund and Westwood Broadmark Tactical Plus Fund is incorporated by reference to Exhibit (e)(1)(A)(iii) of Post-Effective Amendment No. 230 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 29, 2022.

(e)(1)(B)	Distribution Agreement with Northern Lights Distributors, LLC, dated April 21, 2021, is incorporated by reference to Exhibit (e)(1)(B) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.
(e)(1)(B)(i)	Schedule B-1 to the Distribution Agreement with Northern Lights Distributors, LLC will be filed by Post-Effective Amendment.
(e)(1)(B)(ii)	Schedule B-2 to the Distribution Agreement with Northern Lights Distributors, LLC will be filed by Post-Effective Amendment.
(f)	None

(g)(1)(A)	Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(B)	Third Amendment, dated December 31, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(g)(1)(C)	Fifth Amendment, dated September 11, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Wavelength Fund, is incorporated by reference to Exhibit (g)(v) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(g)(1)(D)	Seventh Amendment, dated August 26, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (g)(vii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(E)	Tenth Amendment, dated April 6, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for the Wavelength Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(g)(1)(F)	Sixteenth Amendment to the Custody Agreement with U.S. Bank, dated May 24, 2017, for Meehan Focus Fund, is incorporated by reference to Exhibit (g)(1)(N) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(g)(1)(G)	Seventeenth Amendment to the Custody Agreement with U.S. Bank, dated December 3, 2019 for the Q3 Funds, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.
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(g)(1)(H)	Eighteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Lyrical International Value Equity Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(I)	Nineteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Evolutionary Tree Innovators Fund, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(g)(1)(J)

Twentieth Amendment to the Custody Agreement with U.S. Bank, dated July 27, 2021 for the Westwood Funds is incorporated by reference to Exhibit (9) to the Registrant’s Registration Statement on Form N-14 (File No. 333-180308), filed on August 10, 2021.

(g)(1)(K)

Twenty First Amendment to the Custody Agreement with U.S. Bank, dated October 19, 2021 for the Westwood Funds, is incorporated by reference to Exhibit (g)(1)(K) of Post-Effective Amendment No. 208 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 28, 2022.

(g)(1)(L)

Twenty Second Amendment to the Custody Agreement with U.S. Bank, dated November 17, 2021 for the Westwood MidCap Fund, is incorporated by reference to Exhibit (g)(1)(L) of Post-Effective Amendment No. 208 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 28, 2022.

(g)(1)(M)	Twenty Third Amendment to the Custody Agreement with U.S. Bank, for the Nia Impact Solutions Fund, is incorporated by reference to Exhibit (g)(1)(M) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(g)(2)(A)	Amended Appendix D to the Global Custody Agreement with MUFG Union Bank, N.A., for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (g)(2)(B) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(g)(2)(B)

Custody Agreement with Fifth Third Bank, National Association, dated March 23, 2021, is incorporated by reference to Exhibit (g)(2)(C) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(g)(2)(C)(i)

Custody Agreement with Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to Exhibit (g)(2)(D) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(h)(1)(A)(i)	Master Services Agreement with Ultimus Fund Solutions, LLC dated July 24, 2018, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

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(h)(1)(A)(ii)	Amended Schedule A to the Master Services Agreement is incorporated by reference to Exhibit (h)(1)(A)(ii) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(h)(1)(B)	Fund Accounting Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.v

(h)(1)(C)	Amendment, dated January 23, 2019, to the Fund Administration Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(B) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(1)(D)(i)

ETF Master Services Agreement and Fund Accounting Addendum and Fund Administration Addendum, dated April 21, 2021, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(D)(i) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.

(h)(1)(D)(ii)	Amended Schedule A to the ETF Master Services Agreement will be filed by Post-Effective Amendment.

(h)(1)(E)	Transfer Agent and Shareholder Services Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(C) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(F)

Derivatives Risk Management Program Support Services Addendum, dated July 20, 2022, to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(h)(2)(A)(i)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC, dated June 5, 2012, is incorporated by reference to Exhibits (h)(xxiv) of Post-Effective Amendment No. 25 of Post-Effective Amendment No. 1 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 29, 2012.

(h)(2)(A)(ii)	Amended Schedule A, to the Compliance Consulting Agreement, dated October 18, 2022, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(2)(A)(ii) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.

(h)(3)(A)	Expense Limitation Agreement with Wavelength Capital Management, LLC for Wavelength Fund is incorporated by reference to Exhibit (h)(3)(A) of Post-Effective Amendment No. 212 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 30, 2022.

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(h)(3)(B)(i)	Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, dated January 22, 2020, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(6)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(B)(ii)	Amended Schedule A to the Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(3)(B)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(h)(3)(C)	Expense Limitation Agreement with Edge Capital Group, LLC, dated September 8, 2023, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (h)(3)(C) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

(h)(3)(D)	Second Amended and Restated Expense Limitation Agreement with Marshfield Associates, Inc., dated November 1, 2018, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (h)(6)(I) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(E)	Amended and Restated Expense Limitation Agreement with Hudson Valley Investment Advisors, Inc., dated August 1, 2018, for HVIA Equity Fund, is incorporated by reference to Exhibit (h)(6)(L) of Post-Effective Amendment No. 126 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2018.

(h)(3)(F)	Second Amended and Restated Expense Limitation Agreement with Edgemoor Investment Advisors, Inc., dated November 01, 2018, for Meehan Fund, is incorporated by reference to Exhibit (h)(6)(M) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(3)(G)	Amended and Restated Expense Limitation Agreement with Kempner Capital Management, Inc., dated November 1, 2018, for Kempner Multi-Cap Deep Value Fund is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(H)	Expense Limitation Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (h)(6)(P) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(3)(I)(i)	Expense Limitation Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(3)(I)(ii)	Amended Schedule A to the Expense Limitation Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (h)(3)(I)(ii) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.
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(h)(3)(J)(i)	Expense Limitation Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 Funds is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(J)(ii)

Amended Schedule A to the Expense Limitation Agreement with Q3 Asset Management Corporation, dated December 1, 2019, is incorporated by reference to Exhibit (h)(3)(J)(ii) of Post-Effective Amendment No. 243 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2023.

(h)(3)(K)	Expense Limitation Agreement with Blueprint Fund Management LLC, for the Blueprint Fund is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(h)(3)(L)	Expense Limitation Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(h)(3)(M)(i)

Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(N) of Post-Effect Amendment No. 192 and 193 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 23 and 24, 2021.

(h)(3)(m)(ii)	Amended Schedule A to the Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(m)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(h)(3)(N)

Expense Limitation Agreement with Nia Impact Capital is incorporated by reference to Exhibit (h)(3)(O) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(h)(3)(O)	Expense Limitation Agreement, for the Westwood Salient Global Real Estate Fund, Westwood Salient Select Income Fund, and Westwood Salient MLP & Energy Infrastructure Fund, with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(O) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

(h)(3)(P)	Expense Limitation Agreement, for the Westwood Broadmark Tactical Plus Fund, with Salient Advisors, L.P. is incorporated by reference to Exhibit (h)(3)(P) of Post-Effective Amendment No. 241 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308).

(h)(4)(A)	Administrative Services Plan for the Karner Blue Biodiversity Impact Fund is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

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(h)(4)(B)(i)	Amended and Restated Administrative Services Plan is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(i)	Not applicable.

(j)	Not applicable.

(k)	Not applicable.

(l)	Initial Capital Agreement is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(m)(1)(A)(i)	Distribution (Rule 12b-1) Plan, dated June 5, 2012, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(m)(1)(A)(ii)	Amended Appendix A to the Distribution (12b-1) Plan is incorporated by reference to Exhibit (m)(1)(A)(ii) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.

(n)(1)	Rule 18f-3 Multi-Class Plan, dated June 6, 2013, as amended and restated on August 23, 2022, is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, dated June 5, 2012, amended April 23, 2018, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(p)(2)	Code of Ethics of Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(p)(3)	Amended Code of Ethics of Lyrical Asset Management LP, dated October 2015, is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(p)(4)	Amended Code of Ethics of Wavelength Capital Management, LLC, dated September 1, 2016, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.
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(p)(5)	Amended Code of Ethics of Edge Capital Group, LLC (formerly Edge Capital Partners, LLC), dated January 1, 2018, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 124 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2018.

(p)(6)	Amended Code of Ethics of Marshfield Associates, Inc. is incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2018.

(p)(7)	Code of Ethics of Hudson Valley Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(p)(8)	Code of Ethics of Edgemoor Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(p)(9)	Code of Ethics of Kempner Capital Management, Inc., dated September 2017, is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2018.

(p)(10)	Code of Ethics of Adler Asset Management, LLC is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(p)(11)	Code of Ethics of Karner Blue Capital, LLC is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(p)(12)	Code of Ethics of Q3 Asset Management Corporation is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(p)(13)	Code of Ethics of Blueprint Fund Management LLC is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(14)	Code of Ethics of Blueprint Investment Partners LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(15)	Code of Ethics of Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(p)(16)

Code of Ethics of Westwood Management Corporation are incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed August 23, 2021.

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(p)(17)

Code of Ethics of Nia Impact Capital is incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(p)(18)	Code of Ethics of Vident Asset Management will be filed by Post-Effective Amendment.
(q)(1)(A)(i)	Powers of Attorney for David M. Deptula, Janine L. Cohen, David James, Jacqueline A. Williams, and Clifford Schireson are incorporated by reference to Exhibit (q)(1)(A)(i) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.
(q)(1)(A)(ii)	Power of Attorney for Robert E. Morrison is s incorporated by reference to Exhibit (q)(1)(A)(ii) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13I, as amended, these Federal laws, and not Ohio Revised Code Section 1701.13I, shall govern.

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Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreements with Lyrical Asset Management LP, Wavelength Capital Management, LLC, Edge Capital Group, LLC, Marshfield Associates, Inc., Hudson Valley Investment Advisors, Inc., Kempner Capital Management, Inc., Edgemoor Investment Advisors, Inc., Adler Asset Management, LLC, Karner Blue Capital, LLC, Q3 Asset Management Corporation, Blueprint Fund Management LLC, Evolutionary Tree Capital Management LLC, Nia Impact Capital, Salient Advisors, L.P., and Westwood Corporation Corp. (the “Advisers”) and the Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, Broadmark Asset Management LLC, and Vident Asset Management (the “Sub-Advisers”) provide that the Advisers and Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreements with Ultimus Fund Distributors, LLC (the “UFD”) and the Distribution Agreement with Northern Lights Distributors, LLC (“NLD” and, collectively with UFD, the “Distributors”) provide that the Distributors, their directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreements relate, except a loss resulting from the failure of either Distributors or any such other person to comply with applicable law or the terms of the Agreements, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributors’ obligations and duties under the Distribution Agreements.

The Distribution Agreements with the Distributors further also provides that the Distributors agree to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may

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be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributors or any agent or employee of the Distributors or any other person for whose acts as Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributors’ failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

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Item 31.	Business and Other Connections of the Investment Advisers

With respect to information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each adviser and sub-adviser, reference is hereby made to the current Form ADVs of each adviser and sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the CRD and file numbers of which are as follows:

Adler Asset Management, LLC CRD No. 293512 SEC File No. 801-113287	Kempner Capital Management, Inc. CRD No. 104784 SEC File No. 801-17585

Blueprint Fund Management LLC CRD No. 306419 SEC File No. 801-117790	Karner Blue Capital, LLC CRD No. 290714 SEC File No. 801-117224

Blueprint Investment Partners LLC CRD No. 170196 SEC File No. 801-108069	Westwood Management Corp CRD No. 110269 SEC File No. 801-18727

Edge Capital Group, LLC CRD No. 297596 SEC File No. 801-113638	Lyrical Asset Management LP CRD No. 148267 SEC File No. 801-71099
Edgemoor Investment Advisors, Inc. CRD No. 109104 SEC File No. 801-56945	Marshfield Associates, Inc. CRD No. 150614 SEC File No. 801-70275
Evolutionary Tree Capital Management LLC CRD No. 291127 SEC File No. 801-119228	Nia Impact Capital CRD No. 286587 SEC File No. 801-117120

Hudson Valley Investment Advisors, Inc. CRD No. 107387 SEC File No. 801-48913	Q3 Asset Management Corporation CRD No. 1378398 SEC File No. 801-77461

Broadmark Asset Management CRD No. 109422 SEC File No. 801-94129	Wavelength Capital Management, LLC CRD No. 167725 SEC File No. 801-78192

Vident Asset Management CRD No. 286622 SEC File No. 801-114538	Salient Advisors, L.P. CRD No. 122833 SEC File No. 801-61449

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Item 32.	Principal Underwriters

(a)(i)	UFD acts as the principal underwriter for the following other open-end investment companies:

AlphaMark Investment Trust	Index Funds
Bruce Fund, Inc.	James Alpha Funds Trust
Caldwell & Orkin Funds Inc.	James Advantage Funds
Capitol Series Trust	The Investment House Funds
Cantor Select Portfolios Trust	MSS Series Trust
Centaur Mutual Funds Trust	Papp Investment Trust
Conestoga Funds	Piedmont Investment Trust
CM Advisors Family of Funds	Segall Bryant & Hamill Trust
Chesapeake Investment Trust	Oak Associates Funds
Commonwealth International Series Trust	Schwartz Investment Trust
Connors Fund	TFS Capital Investment Trust
Copley Fund Inc.	Unified Series Trust
Cross Shore Funds	Unified Trust Company
Dynamic Alternatives Fund	Valued Advisers Trust
The Cutler Trust	Waycross Independent Trust
Eubel Brady & Suttman Mutual Fund Trust	Wilshire Mutual Funds, Inc.
Easterly Funds Trust	Wilshire Variable Insurance Trust
F/m Funds Trust	Williamsburg Investment Trust
The First Western Funds Trust	Valued Advisers Trust
FSI Funds	VELA Funds
HC Capital Trust	Volumetric Fund
Hussman Investment Trust	Yorktown Funds

(a)(ii)	NLD acts as the principal underwriter for the following other open-end investment companies:
AdvisorOne Funds	Miller Investment Trust
Advisors Preferred Trust	Destra Multi-Alternative Fund
Altegris KKR Commitments Master Fund	Nile Capital Investment Trust
Alternative Strategies Fund	NLFT / VT
Arrow Investments Trust (and Arrow ETF Trust)	NLFT II
Boyar Value Trust	NFLT III
Centerstone Investors Trust	NFVT 4
Copeland Trust	North Country Funds
Dunham Funds	Predex
Equinox Funds Trust	Princeton Private Investments Access Fund
ETF Managers Trust	Saratoga Advantage Trust
Forethought Variable Insurance Trust	Timothy Plan
Leader Trust	Two Roads Shares Trust
Mutual Fund Series Trust	Vertical Capital Income Fund
Mutual Fund Variable Insurance Trust	Atlas US Tactical Income Fund, Inc.

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(b)(i) Directors, officers, or partners of UFD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of UFD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(b)(ii) Directors, officers, or partners of NLD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	None
Bill Strait	Secretary/General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of NLD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

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Item 33.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator or investment advisers:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Adler Asset Management, LLC

600 Third Avenue, Suite 226

New York, New York 10016

Blueprint Fund Management LLC

1250 Revolution Mill Drive, Suite 150

Greensboro, NC 27405

Blueprint Investment Partners

1250 Revolution Mill Dr., Suite 150

Greensboro, North Carolina 27405

Edge Capital Group, LLC

3333 Riverwood Parkway, Suite 350

Atlanta, Georgia 30339

Edgemoor Investment Advisors, Inc.

7250 Woodmont Avenue, Suite 315

Bethesda, Maryland 20814

Evolutionary Tree Capital Management LLC

1199 N. Fairfax Street, Suite 801

Alexandria, Virginia 22314

Broadmark Asset Management

1808 Wedemeyer Street, Suite 210

San Francisco, California 94129

Hudson Valley Investment Advisors, Inc.

117 Grand Street, Suite 201

Goshen, New York 10924

Karner Blue Capital, LLC

7315 Wisconsin Avenue, #400

Bethesda, Maryland 20814

Kempner Capital Management, Inc.

2201 Market Street

Galveston, Texas 77550

Lyrical Asset Management LP

250 West 55th Street, 37th Floor

New York, New York 10022

Marshfield Associates, Inc.

21 Dupont Circle NW, Suite 500

Washington, District of Columbia 20036

Nia Impact Capital

4900 Shattuck Avenue, #3648

Oakland, California 94609

Q3 Asset Management Corporation

2175 Cole Street

Birmingham, Michigan 48009

Salient Advisors, L.P.

4265 San Felipe, 8th Floor

Houston, Texas 77027

Wavelength Capital Management, LLC

545 Madison Avenue, 16th Floor

New York, New York 10022

Westwood Management Corp

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Vident Asset Management

1125 Sanctuary Parkway, Suite 515

Alpharetta, Georgia 30009

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Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

Fifth Third Bank, National Association

Fountain Square Plaza

Cincinnati, Ohio 45263

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registrant’s Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in Cincinnati, Ohio on December 29, 2023.

ULTIMUS MANAGERS TRUST

By:	/s/ Todd E. Heim
Todd E. Heim
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date

/s/ David James	December 29, 2023
David James, Trustee

*	December 29, 2023
David M. Deptula, Trustee

*	December 29, 2023
Janine L. Cohen, Trustee		By:	/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood
*	December 29, 2023		Attorney-in-fact*
Jacqueline A. Williams, Trustee			December 29, 2023

*	December 29, 2023
Clifford N. Schireson, Trustee

*	December 29, 2023
Robert E. Morrison, Trustee

/s/ Todd E. Heim	December 29, 2023
Todd E. Heim, President

/s/ Jennifer L. Leamer	December 29, 2023
Jennifer L. Leamer, Treasurer/Controller/Principal Financial Officer